Private & Confidential

                                 LOAN AGREEMENT
                               FOR A LOAN OF UP TO
                                  US$28,000,000
                                       TO
                               JET MARITIME CORP.

                                   PROVIDED BY
                          NATIONAL BANK OF GREECE S.A.

                                                              [NORTON ROSE LOGO]

                                    CONTENTS

CLAUSE                                                                      PAGE
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Schedule 2 Documents and evidence required as conditions precedent to the

THIS AGREEMENT is dated 30 November 2004 and made BETWEEN:

(1)       JET MARITIME CORP. as Borrower; and

(2)       NATIONAL BANK OF GREECE S.A. as Bank.

IT IS AGREED as follows:

1         PURPOSE AND DEFINITIONS

1.1       PURPOSE

          This Agreement sets out the terms and conditions upon and subject to which the Bank agrees to make available to the Borrower a loan of up to Twenty eight million Dollars ($28,000,000) to be used for the purpose of financing part of the acquisition cost of the Ship.

1.2       DEFINITIONS

          In this Agreement, unless the context otherwise requires:

          "ACCOUNTS" means, together, the Operating Account and the Retention
          Account and "ACCOUNT" means either of them;

          "ASSIGNEE" has the meaning ascribed thereto in clause 15.3;

          "BALLOON INSTALMENT" has the meaning ascribed thereto in clause 4.1;

          "BANK" means National Bank of Greece S.A. whose registered office is at 86 Aeolou Street, 102 32 Athens, Greece acting for the purposes of this Agreement through its shipping branch at 2 Bouboulinas Street &
          Akti Miaouli, 185 35 Piraeus, Greece (or of such other address as may last have been notified to the Borrower pursuant to clause 15.6) and includes its successors in title, Assignees and Transferees;

          "BANKING DAY" means a day on which dealings in deposits in Dollars are carried on in the London Interbank Eurocurrency Market and (other than
          Saturday or Sunday) on which banks are open for business in London,
          Piraeus and New York City (or any other relevant place of payment under clause 6);

          "BORROWED MONEY" means Indebtedness incurred in respect of (i) money borrowed or raised and debit balances at banks, (ii) any bond, note, loan stock, debenture or similar debt instrument, (iii) acceptance or documentary credit facilities, (iv) receivables sold or discounted
          (otherwise than on a non-recourse basis), (v) deferred payments for assets or services acquired, (vi) leases and hire purchase contracts,
          (vii) swaps, forward exchange contracts, futures and other derivatives, (viii) any other transaction (including without limitation forward sale or purchase agreements) having the commercial effect of a borrowing or raising of money or of any of (ii) to (vii)
          above and (ix) guarantees in respect of Indebtedness of any person falling within any of (i) to (vii) above;

          "BORROWER" means Jet Maritime Corp. of Trust Company Complex, Ajeltake
          Road, Ajeltake Island, Majuro, Marshall Islands MH96960 and includes its successors in title;

          "BORROWER'S SECURITY DOCUMENTS" means, at any relevant time, such of the Security Documents as shall have been executed by the Borrower at such time;

          "CAPITAL" means Capital Ship Management Corp. of Panama City, Republic of Panama and includes its successors in title;

          "CLASSIFICATION" means the highest classification for a vessel of the same type as the Ship with the Classification Society or such other classification as the Bank shall, at the request of the

                                        1

          Borrower, have agreed in writing shall be treated as the
          Classification for the purposes of the Security Documents;

          "CLASSIFICATION SOCIETY" means Det Norske Veritas or such other classification society which the Bank shall, at the request of the
          Borrower, have agreed in writing shall be treated as the
          Classification Society for the purposes of the Security Documents;

          "CODE" means the International Management Code for the Safe Operation
          of Ships and for Pollution Prevention constituted pursuant to
          Resolution A.741(18) of the International Maritime Organization and
          incorporated into the International Convention for Safety of Life at
          Sea 1974 (as amended) and includes any amendments or extensions thereto and any regulation issued pursuant thereto;

          "COMMITMENT" means the amount which the Bank has agreed to lend to the
          Borrower under clause 2.1 as reduced by any relevant term of this
          Agreement;

          "COMPULSORY ACQUISITION" means requisition for title or other compulsory acquisition, requisition, appropriation, expropriation, deprivation, forfeiture or confiscation for any reason of the Ship by any Government Entity or other competent authority, whether de jure or de facto, but shall exclude requisition for use or hire not involving requisition of title;

          "CONFIRMATION" shall have, in relation to any continuing Designated
          Transaction, the meaning ascribed to it in the Master Swap Agreement;

          "CONTRACT" means the memorandum of agreement dated 13 October 2004 made between the Seller as seller and the Borrower as purchaser, relating to the sale by the Seller, and the purchase by the Borrower, of the Ship, as the same may be amended and supplemented from time to time with the prior written consent of the Bank;

          "CONTRACT PRICE" means Thirty four million Dollars ($34,000,000) or such other sum in Dollars as may be payable by the Borrower to the
          Seller pursuant to the Contract;

          "DEED OF COVENANT" means the deed of covenant collateral to the
          Mortgage executed or (as the context may require) to be executed by the Borrower in favour of the Bank in the form set out in schedule 4;

          "DEFAULT" means any Event of Default or any event or circumstance which with the giving of notice or lapse of time or the satisfaction of any other condition (or any combination thereof) would constitute an Event of Default;

          "DELIVERY" means the delivery of the Ship by the Seller to, and acceptance of the Ship by, the Borrower pursuant to the Contract;

          "DELIVERY DATE" means the date upon which Delivery occurs;

          "DESIGNATED TRANSACTION" means a Transaction which fulfils the following requirements:

          (a)  it is entered into by the Borrower pursuant to the Master Swap
               Agreement with the Bank as contemplated by clause 2.7; and

          (b)  its purpose is the hedging of the Borrower's exposure under this
               Agreement to fluctuations of LIBOR arising from the funding of the Loan (or any part thereof) for a period expiring no later than the final Repayment Date for the Loan or the relevant part thereof;

          "DOC" means a document of compliance issued to an Operator in accordance with rule 13 of the Code;

                                       2

          "DOLLARS" and "$" mean the lawful currency of the United States of
          America and in respect of all payments to be made under any of the
          Security Documents mean funds which are for same day settlement in the New York Clearing House Interbank Payments System (or such other
          U.S. dollar funds as may at the relevant time be customary for the settlement of international banking transactions denominated in U.S.
          dollars);

          "DRAWDOWN DATE" means the date, being a Banking Day falling not later than the Termination Date, on which the Loan is, or is to be, drawn down;

          "DRAWDOWN NOTICE" means a notice substantially in the terms of schedule 1;

          "EARLY TERMINATION DATE" shall have, in relation to any continuing
          Designated Transaction, the meaning ascribed to it in the Master Swap
          Agreement;

          "ENCUMBRANCE" means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, trust arrangement or security interest or other encumbrance of any kind securing any obligation of any person or any type of preferential arrangement (including without limitation title transfer and/or retention arrangements having a similar effect);

          "ENVIRONMENTAL AFFILIATE" means any agent or employee of the Borrower or any other Relevant Party or any person having a contractual relationship with the Borrower or any other Relevant Party in connection with any Relevant Ship or its operation or the carriage of cargo and/or passengers thereon and/or the provision of goods and/or services on or from any Relevant Ship;

          "ENVIRONMENTAL APPROVAL" means any consent, authorisation, licence or approval of any governmental or public body or authorities or courts applicable to any Relevant Ship or its operation or the carriage of cargo and/or passengers thereon and/or the provision of goods and/or services on or from any Relevant Ship required under any Environmental
          Law;

          "ENVIRONMENTAL CLAIM" means any and all enforcement, clean-up, removal or other governmental or regulatory actions or orders instituted or completed pursuant to any Environmental Law or any Environmental
          Approval together with claims made by any third party relating to damage, contribution, loss or injury, resulting from any actual or threatened emission, spill, release or discharge of a Material of
          Environmental Concern from any Relevant Ship;

          "ENVIRONMENTAL LAWS" means all national, international and state laws, rules, regulations, treaties and conventions applicable to any
          Relevant Ship pertaining to the pollution or protection of human health or the environment including, without limitation, the carriage of Materials of Environmental Concern and actual or threatened emissions, spills, releases or discharges of Materials of
          Environmental Concern;

          "EVENT OF DEFAULT" means any of the events or circumstances described in clause 10.1;

          "FLAG STATE" means the Commonwealth of the Bahamas or such other state or territory designated in writing by the Bank, at the request of the
          Borrower, as being the "FLAG STATE" of the Ship for the purposes of the Security Documents;

          "GOVERNMENT ENTITY" means and includes (whether having a distinct legal personality or not) any national or local government authority, board, commission, department, division, organ, instrumentality, court or agency and any association, organisation or institution of which any of the foregoing is a member or to whose jurisdiction any of the foregoing is subject or in whose activities any of the foregoing is a participant;

          "INDEBTEDNESS" means any obligation for the payment or repayment of money, whether as principal or as surety and whether present or future, actual or contingent;

          "INTEREST PAYMENT DATE" means the last day of an Interest Period;

          "INTEREST PERIOD" means each period for the calculation of interest in respect of the Loan ascertained in accordance with clauses 3.2 and
          3.3;

                                        3

          "ISPS CODE" means the International Ship and Port facility Security
          Code constituted pursuant to resolution A.924(22) of the International
          Maritime Organization now set out in Chapter XI-2 of the International
          Convention for the Safety of Life at Sea 1974 (as amended) as adopted by a Diplomatic conference of the International Maritime Organisation on Maritime Security in December 2002 and includes any amendments or extensions thereto and any regulation issued pursuant thereto;

          ISSC" means an International Ship Security Certificate issued in respect of the Ship pursuant to the ISPS Code;

          "LIBOR" means in relation to any amount and for any period the offered rate (if any) for deposits of Dollars for such amount and for such period which is:

          (a)  the rate, for such period, appearing on page 3750 of the Telerate screen at or about 11:00 a.m. on the Quotation Date for such period (or, if the Bank shall have made a determination pursuant to clause 3.6, such later time (not being later than 1:00 p.m. on the first day of such period) as the Bank may determine); or

          (b)  if the relevant page is not displayed on the Telerate screen or the Telerate screen is not operating at the relevant time or if no such offered rate appears on the Telerate screen, the rate quoted to the Bank by the Reference Bank at the request of the
               Bank as the Reference Bank's offered rate for deposits of Dollars in an amount approximately equal to the amount in relation to which LIBOR is to be determined for a period equivalent to such period to prime banks in the London Interbank Market at or about
               11:00 a.m. on the Quotation Date for such period (or, if the Bank shall have made a determination pursuant to clause 3.6, such later time (not being later than 1:00 p.m. on the first day of such period) as the Bank may determine);

          "LOAN" means the principal amount borrowed by the Borrower on the
          Drawdown Date or (as the context may require) the principal amount owing to the Bank under this Agreement at any relevant time;

          "MANAGEMENT AGREEMENT" means:

          (a)  during the Teekay Period, the agreement or, as the case may be, the agreements made between the Borrower and Teekay; and

          (b)  after the Teekay Period, the agreement made or (as the context may require) to be made between the Borrower and Capital,

          or, in either case, any other agreement previously approved in writing by the Bank between the Borrower and the Manager, in each case providing (inter alia) for the Manager to carry out the management of the Ship;

          "MANAGER" means:

          (a)  during the Teekay Period, Teekay; and

          (b)  after the Teekay Period, Capital,

          or, in each case, any other person appointed by the Borrower, with the prior written consent of the Bank, as the manager of the Ship and includes their respective successors in title and "MANAGERS" means either or both of them;

          "MANAGER'S UNDERTAKING" means each first priority manager's undertaking executed or (as the context may require) to be executed by each Manager in favour of the Bank in such form as the Bank may require in its sole discretion and "MANAGER'S UNDERTAKINGS" means either or both of them;

          "MARGIN" means One point three five per cent (1.35%) per annum;

                                        4

          "MASTER SWAP AGREEMENT" means the agreement made or (as the context may require) to be made between the Bank and the Borrower comprising a
          1992 ISDA Master Agreement (Multicurrency-Crossborder) (including the schedule thereto) in the form or substantially the form set out in schedule 5 and includes any Designated Transactions from time to time entered into and any Confirmations (as defined therein) from time to time exchanged thereunder and governed thereby;

          "MATERIAL OF ENVIRONMENTAL CONCERN" means and includes pollutants, contaminants, toxic substances, oil as defined in the United States
          Oil Pollution Act of 1990 and all hazardous substances as defined in the United States Comprehensive Environmental Response, Compensation
          and Liability Act 1980;

          "MONTH" means a period beginning in one calendar month and ending in the next calendar month on the day numerically corresponding to the day of the calendar month on which it started, provided that (i) if the period started on the last Banking Day in a calendar month or if there is no such numerically corresponding day, it shall end on the last Banking Day in such next calendar month and (ii) if such numerically corresponding day is not a Banking Day, the period shall end on the next following Banking Day in the same calendar month but if there is no such Banking Day it shall end on the preceding Banking
          Day and "MONTHS" and "MONTHLY" shall be construed accordingly;

          "MORTGAGE" means the first priority Bahamian statutory mortgage of the
          Ship executed or (as the context may require) to be executed by the
          Borrower in favour of the Bank in the form set out in schedule 3;

          "OPERATING ACCOUNT" means an interest bearing Dollar account of the
          Borrower opened or (as the context may require) to be opened by the
          Borrower with the Bank with account number 196/932040-75 and includes any sub-accounts thereof and any other account designated in writing by the Bank to be an Operating Account for the purposes of this
          Agreement;

          "OPERATOR" means any person who is from time to time during the
          Security Period (as defined in the Deed of Covenant) concerned in the operation of the Ship and falls within the definition of "Company" set out in rule 1.1.2 of the Code;

          "PERMITTED ENCUMBRANCE" means any Encumbrance in favour of the Bank created pursuant to the Security Documents and Permitted Liens;

          "PERMITTED LIENS" means any lien on the Ship for master's, officer's or crew's wages outstanding in the ordinary course of trading, any lien for salvage and any ship repairer's or outfitter's possessory lien for a sum not (except with the prior written consent of the Bank)
          exceeding Three hundred thousand Dollars ($300,000) (or the equivalent in any other currency);

          "QUOTATION DATE" means, in respect of any period in respect of which
          LIBOR falls to be determined under this Agreement, the day falling two
          (2) Banking Days before the first day of such period;

          "REFERENCE BANK" means the London Branch of National Bank of Greece
          S.A. situated at present at 50 St. Mary Axe, London EC3A 8EL, England;

          "REGISTRY" means the London office of the Bahamas Maritime Authority or such registrar, commissioner or representative of the Flag State who is duly authorised and empowered to register the Ship, the
          Borrower's title to the Ship and the Mortgage under the laws and flag of the Flag State;

          "RELATED COMPANY":

          (a)  of a person (other than the Bank) means, at any relevant time, any person, company or other entity which is at such time
               ultimately beneficially owned by the same financial interests as the Borrower as at the date of this Agreement; and

                                        5

          (b)  of the Bank, means any Subsidiary of the Bank, any company or other entity of which the Bank is a Subsidiary and any Subsidiary of any such company or entity;

          "RELEVANT JURISDICTION" means any jurisdiction in which or where any
          Security Party is incorporated, resident, domiciled, has a permanent establishment, carries on, or has a place of business or is otherwise effectively connected;

          "RELEVANT PARTY" means the Borrower, the Borrower's Related Companies and any other Security Party and any Security Party's Related
          Companies;

          "RELEVANT SHIP" means the Ship and any other vessel from time to time
          (whether before or after the date of this Agreement) owned, managed or crewed by, or chartered to, any Relevant Party;

          "REPAYMENT DATES" means, subject to clause 6.3, each of the dates falling at six (6) monthly intervals after the Drawdown Date up to and including the date falling ninety six (96) months after the Drawdown
          Date;

          "RESTRICTED COMPANY" means the Borrower, the Borrower's Related
          Companies and any other Security Party and any Security Party's
          Related Companies;

          "RETENTION ACCOUNT" means an interest bearing Dollar account of the
          Borrower opened or (as the context may require) to be opened by the
          Borrower with the Bank and includes any sub-accounts thereof and any other account designated in writing by the Bank to be a Retention
          Account for the purposes of this Agreement;

          "RETENTION ACCOUNT PLEDGE" means the first priority pledge executed or
          (as the context may require) to be executed by the Borrower in favour of the Bank in respect of the Retention Account in such form as the
          Bank may require in its sole discretion;

          "RETENTION AMOUNT" means, in relation to any Retention Date, such sum as shall be the aggregate of:

          (a)  one-sixth (1/6th) of the repayment instalment falling due for payment pursuant to clause 4.1 (as the same may have been reduced by any prepayment) on the next Repayment Date after the relevant
               Retention Date; and

          (b)  the applicable fraction (as hereinafter defined) of the aggregate amount of interest falling due for payment in respect of each part of the Loan during and at the end of each Interest Period current at the relevant Retention Date and, for this purpose, the expression "APPLICABLE FRACTION" in relation to each Interest
               Period shall mean a fraction having a numerator of one and a denominator equal to the number of Retention Dates falling within the relevant interest Period;

          "RETENTION DATES" means the date falling thirty (30) days after the
          Drawdown Date and each of the dates falling at monthly intervals after such date and prior to the final Repayment Date;

          "SECURITY DOCUMENTS" means this Agreement, the Mortgage, the Deed of
          Covenant, the Manager's Undertakings, the Retention Account Pledge,
          the Master Swap Agreement and any other documents as may have been or shall from time to time after the date of this Agreement be executed to guarantee and/or secure all or any part of the Loan, interest thereon and other moneys from time to time owing by the Borrower pursuant to this Agreement (whether or not any such document also secures moneys from time to time owing pursuant to any other document or agreement);

          "SECURITY PARTY" means the Borrower, each Manager or any other person who may at any time be a party to any of the Security Documents (other than the Bank);

          "SECURITY REQUIREMENT" means the amount in Dollars (as certified by the Bank whose certificate shall, in the absence of manifest error, be conclusive and binding on the Borrowers and the Bank) which is at any relevant time:

                                        6

          (a)  during the period commencing on the Drawdown Date and ending on the date falling twelve (12) months thereafter (the "ADJUSTMENT
               DATE"):

               (i)  if the Borrower and the Bank have not entered into a
                    Transaction or Transactions, One hundred and eleven point
                    eleven per cent (111.11%) of the Loan at such time; and

               (ii) if the Borrower and the Bank have entered into a Transaction or Transactions, One hundred and five point two six three
                    per cent (105.263%) of the aggregate of (A) the Loan and (B)
                    the Swap Exposure at such time; and

          (b)  during the period commencing on the date falling immediately after the Adjustment Date and ending on the last day of the
               Security Period (as defined in the Deed of Covenant):

               (i)  if the Borrower and the Bank have not entered into a
                    Transaction or Transactions, One hundred and thirty three
                    point three per cent (133.33%) of the Loan at such time; and

               (ii) if the Borrower and the Bank have entered into a Transaction or Transactions, One hundred and twenty five per cent (125%)
                    of the aggregate of (A) the Loan and (B) the Swap Exposure at such time;

          "SECURITY VALUE" means the amount in Dollars (as certified by the Bank whose certificate shall, in the absence of manifest error, be conclusive and binding on the Borrower and the Bank) which is at any relevant time the aggregate of (i) the market value of the Ship as most recently determined in accordance with clause 8.3.2 and (ii) the market value of any additional security for the time being actually provided to the Bank pursuant to clause 8.3;

          "SELLER" means Vancouver Spirit L.L.C. of Trust Company Complex,
          Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall
          Islands MH96960 and includes its successors in title;

          "SHIP" means the motor vessel Vancouver Spirit, a 103,203 dwt
          1922-built ore/bulk/oil (OBO) currently owned by the Seller and registered under the laws and flag of the Flag State with Official
          Number 720789 and to be registered on the Delivery Date in the ownership of the Borrower through the Registry under the laws and flag of the Flag State with the same name;

          "SHIP SECURITY DOCUMENTS" means the Mortgage, the Deed of Covenant and the Manager's Undertaking;

          "SMC" means a safety management certificate issued in respect of the
          Ship in accordance with rule 13 of the Code;

          "SUBSIDIARY" of a person means any company or entity directly or indirectly controlled by such person, and for this purpose "CONTROL"
          means either the ownership of more than fifty per cent (50%) of the voting share capital (or equivalent rights of ownership) of such company or entity or the power to direct its policies and management, whether by contract or otherwise;

          "SWAP EXPOSURE" means, as at any relevant time, the amount certified by the Bank to be the aggregate net amount in Dollars which would be payable by the Borrower to the Bank under (and calculated in accordance with) section 6(e) (Payments on Early Termination) of the
          Master Swap Agreement if an Early Termination Date had occurred at the relevant time in relation to all continuing Designated Transactions;

          "TAXES" includes all present and future taxes, levies, imposts, duties, fees or charges of whatever nature together with interest thereon and penalties in respect thereof and "TAXATION" shall be construed accordingly;

          "TEEKAY" means, together, Teekay Shipping Limited of The Bahamas (as technical manager) and Teekay Chartering Limited of the Republic of the Marshall Islands (as commercial manager) and includes their respective successors in title;

                                       7

          "TEEKAY PERIOD" means the period during which Teekay shall be the manager of the Ship, commencing on the Drawdown Date and ending on such date as the Bank may agree in its sole discretion pursuant to clause 8.4 or such other later date as the Bank may from time to time agree in writing;

          "TERMINATION DATE" means 31 December 2004 or such later date as the
          Bank may in its absolute discretion agree in writing;

          "TOTAL LOSS" means:

          (a)  actual, constructive, compromised or arranged total loss of the
               Ship; or

          (b)  the Compulsory Acquisition of the Ship; or

          (c)  the hijacking, theft, condemnation, capture, seizure, arrest, detention or confiscation of the Ship (other than where the same amounts to the Compulsory Acquisition of the Ship) by any
               Government Entity, or by persons acting or purporting to act on behalf of any Government Entity, unless the Ship be released and restored to the Borrower from such hijacking, theft,
               condemnation, capture, seizure, arrest, detention or confiscation within thirty (30) days after the occurrence thereof;

          "TRANSACTION" has the meaning ascribed to it in the Master Swap
          Agreement;

          "TRANSFEREE" has the meaning ascribed thereto in clause 15.4; and

          "UNDERLYING DOCUMENTS" means, together, the Contract and the
          Management Agreement.

1.3       HEADINGS

          Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this
          Agreement.

1.4       CONSTRUCTION OF CERTAIN TERMS

          In this Agreement, unless the context otherwise requires:

1.4.1     references to clauses and schedules are to be construed as references to clauses of, and scheduled to, this Agreement and references to this
          Agreement include its schedules;

1.4.2     references to (or to any specified provision of) this Agreement or any other document shall be construed as references to this Agreement, that provision or that document as in force for the time being and as amended in accordance with terms thereof, or, as the case may be, with the agreement of the relevant parties;

1.4.3     references to a "REGULATION" include any present or future regulation, rule, directive, requirement, request or guideline (whether or not having the force of law) of any agency, authority, central bank or government department or any self-regulatory or other national or supra-national authority;

1.4.4     words importing the plural shall include the singular and vice versa;

1.4.5     references to a time of day are to London time;

1.4.6     references to a person shall be construed as references to an individual, firm, company, corporation, unincorporated body of persons or any Government Entity;

1.4.7     references to a "GUARANTEE" include references to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets or services as a

                                       8

          consequence of a default by any other person to pay any Indebtedness and "GUARANTEED" shall be construed accordingly; and

1.4.8     references to any enactment shall be deemed to include references to such enactment as re-enacted, amended or extended.

2         THE COMMITMENT AND THE LOAN

2.1       AGREEMENT TO LEND

          The Bank, relying upon each of the representations and warranties in clause 7, agrees to lend to the Borrower, upon and subject to the terms of this Agreement, the principal sum of up to Twenty eight million Dollars ($28,000,000).

2.2       DRAWDOWN

          Subject to the terms and conditions of this Agreement, the Loan shall be advanced in full in one amount on the Drawdown Date following receipt by the Bank from the Borrower of a Drawdown Notice not later than 10:00 a.m. on the third Banking Day before the proposed Drawdown
          Date. A Drawdown Notice shall be effective on actual receipt by the
          Bank and, once given, shall, subject as provided in clause 3.6.1, be irrevocable.

2.3       AMOUNT

          The principal amount specified in the Drawdown Notice for borrowing on the Drawdown Date shall, subject to the terms and conditions of this
          Agreement, not exceed Twenty eight million Dollars ($28,000,000).

2.4       AVAILABILITY

          Upon receipt of a Drawdown Notice complying with the terms of this
          Agreement the Bank shall, subject to the provisions of clause 9, on the Drawdown Date make the Loan available to the Borrower in accordance with clause 6.2. The Borrower acknowledges that payment of the Loan to the Seller in accordance with clause 6.2 shall satisfy the obligation of the Bank to lend the Commitment to the Borrower under this Agreement.

2.5       TERMINATION OF COMMITMENT

          Any undrawn amount of the Commitment at the Termination Date shall thereupon be automatically cancelled.

2.6       APPLICATION OF PROCEEDS

          Without prejudice to the Borrower's obligations under clause 8.1.3, the Bank shall have no responsibility for the application of the proceeds of the Loan or any part thereof by the Borrower.

2.7       SWAP TRANSACTIONS

2.7.1     If, at any time during the Security Period (as defined in the Deed of
          Covenant), the Borrower wishes to enter into interest rate swap transactions so as to hedge all or any part of its exposure under this
          Agreement to interest rate fluctuations, it shall advise the Bank in writing.

2.7.2     Any such swap transaction shall be concluded with the Bank under the
          Master Swap Agreement provided however that no such swap transaction shall be concluded unless the Bank first agrees to it in writing. If and when any such swap transaction has been concluded, it shall constitute a Designated Transaction, and the Borrower shall sign a
          Confirmation with the Bank.

                                        9

3         INTEREST AND INTEREST PERIODS

3.1       NORMAL INTEREST RATE

          The Borrower shall pay interest on the Loan in respect of each
          Interest Period relating thereto on each Interest Payment Date (or, in the case of Interest Periods of more than six (6) months, by instalments, the first six (6) months from the commencement of the
          Interest Period and the subsequent instalments at intervals of six (6)
          months or, if shorter, the period from the date of the preceding instalment until the Interest Payment Date relative to such Interest
          Period) at the rate per annum determined by the Bank to be the aggregate of (a) the Margin and (b) LIBOR for such Interest Period.

3.2       SELECTION OF INTEREST PERIODS

          The Borrower may by notice received by the Bank not later than 10:00
          a.m. on the third Banking Day before the beginning of each Interest
          Period specify whether such Interest Period shall have a duration of one (1) month, three (3) months, six (6) months, nine (9) months or twelve (12) months or such other period shorter than twelve (12)
          months as the Borrower may select and the Bank may, in its absolute discretion, agree.

3.3       DETERMINATION OF INTEREST PERIODS

          Every Interest Period shall be of the duration specified by the
          Borrower pursuant to clause 3.2 but so that:

3.3.1     the initial Interest Period shall commence on the Drawdown Date and each subsequent Interest Period shall commence on the last day of the previous Interest Period;

3.3.2     if any Interest Period would otherwise overrun a Repayment Date, then, in the case of the last Repayment Date, such Interest Period shall end on such Repayment Date, and, in the case of any other Repayment Date or Repayment Dates, the Loan shall be divided into parts so that there is one part in the amount of the repayment instalment due on each
          Repayment Date falling during that Interest Period and having an
          Interest Period ending on the relevant Repayment Date and another part in the amount of the balance of the Loan having an Interest Period ascertained in accordance with clause 3.2 and the other provisions of this clause 3.3; and

3.3.3     if the Borrower fails to specify the duration of an Interest Period in accordance with the provisions of clause 3.2 and this clause 3.3 such
          Interest Period shall have a duration of six (6) months or such other period as shall comply with this clause 3.3.

3.4       DEFAULT INTEREST

          If the Borrower fails to pay any sum (including, without limitation, any sum payable pursuant to this clause 3.4) on its due date for payment under any of the Security Documents, the Borrower shall pay interest on such sum on demand from the due date up to the date of actual payment (as well after as before judgment) at a rate determined by the Bank pursuant to this clause 3.4. The period beginning on such due date and ending on such date of payment shall be divided into successive periods of not more than six (6) months as selected by the
          Bank each of which (other than the first, which shall commence on such due date) shall commence on the last day of the preceding such period.
          The rate of interest applicable to each such period shall be the aggregate (as determined by the Bank) of (a) two per cent (2%) per annum, (b) the Margin and (c) LIBOR for such period. Such interest shall be due and payable on the last day of each such period as determined by the Bank and each such day shall, for the purposes of this Agreement, be treated as an Interest Payment Date, provided that if such unpaid sum is an amount of principal which became due and payable by reason of a declaration by the Bank under clause 10.2.2 or a prepayment pursuant to clauses 4.3, 8.3.1(a) or 12.1, on a date other than an Interest Payment Date relating thereto, the first such period selected by the Bank shall be of a duration equal to the period between the due date of such principal sum and such Interest Payment
          Date and interest shall be payable on such principal sum during such period at a rate of two per cent (2%) above the rate applicable thereto immediately before it shall have become

                                       10

          so due and payable. If, for the reasons specified in clause 3.6.1, the
          Bank is unable to determine a rate in accordance with the foregoing provisions of this clause 3.4, interest on any sum not paid on its due date for payment shall be calculated at a rate determined by the Bank to be two per cent (2%) per annum above the aggregate of the Margin and the cost of funds to the Bank.

3.5       NOTIFICATION OF INTEREST PERIODS AND INTEREST RATE

          The Bank shall notify the Borrower promptly of the duration of each
          Interest Period and of each rate of interest determined by it under this clause 3.

3.6       MARKET DISRUPTION; NON-AVAILABILITY

3.6.1     If and whenever, at any time prior to the commencement of any Interest
          Period, the Bank shall have determined (which determination shall, in the absence of manifest error, be conclusive):

          (a)  that adequate and fair means do not exist for ascertaining LIBOR during such Interest Period; or

          (b)  that, where applicable, the Reference Bank does not supply the
               Bank with a quotation for the purpose of calculating LIBOR; or

          (c)  that deposits in Dollars are not available to the Bank in the
               London Interbank Market in the ordinary course of business in sufficient amounts to fund the Loan for such Interest Period,

          the Bank shall forthwith give notice (a "DETERMINATION NOTICE")
          thereof to the Borrower. A Determination Notice shall contain particulars of the relevant circumstances giving rise to its issue.
          After the giving of any Determination Notice the undrawn amount of the
          Commitment shall not be borrowed until notice to the contrary is given to the Borrower by the Bank.

3.6.2     During the period of ten (10) days after any Determination Notice has been given by the Bank under clause 3.6.1, the Bank shall certify an alternative basis (the "SUBSTITUTE BASIS") for maintaining the Loan.
          The Substitute Basis may (without limitation) include alternative interest periods, alternative currencies or alternative rates of interest but shall include a margin above the cost of funds to the
          Bank equivalent to the Margin. Each Substitute Basis so certified shall be binding upon the Borrower and shall take effect in accordance with its terms from the date specified in the Determination Notice until such time as the Bank notifies the Borrower that none of the circumstances specified in clause 3.6.1 continues to exist whereupon the normal interest rate fixing provisions of this Agreement shall apply.

4         REPAYMENT AND PREPAYMENT

4.1       REPAYMENT

          The Borrower shall repay the Loan by sixteen (16) instalments, one such instalment to be repaid on each of the Repayment Dates. Subject to the provisions of this Agreement, the amount of each of the first and second instalments (inclusive) shall be Three million five hundred thousand Dollars ($3,500,000), the amount of each of the third and fourth instalments (inclusive) shall be Two million Dollars
          ($2,000,000), the amount of each of the fifth and sixth instalments
          (inclusive) shall be One million five hundred thousand Dollars
          ($1,500,000), the amount of each of the seventh to fifteenth instalments (inclusive) shall be One million one hundred thousand
          Dollars ($1,100,000) and the amount of the sixteenth and final instalment shall be Four million one hundred thousand Dollars
          ($4,100,000) (comprising a repayment instalment of One million one hundred thousand Dollars ($1,100,000) and a balloon payment of Three million Dollars ($3,000,000) (the "BALLOON INSTALMENT")). If the
          Commitment is not drawn in full, the amount of each of the repayment instalments (including the Balloon Instalment) shall be reduced proportionately.

                                       11

4.2       VOLUNTARY PREPAYMENT

          The Borrower may prepay the Loan in whole or part (being One hundred thousand Dollars ($100,000) or any larger sum which is an integral multiple of One hundred thousand Dollars ($100,000) or any other amount agreed to by the Borrower and the Bank) on any Interest Payment
          Date relating to the part of the Loan to be repaid.

4.3       PREPAYMENT ON TOTAL LOSS

          On the Ship becoming a Total Loss (or suffering damage or being involved in an incident which, in the opinion of the Bank, may result in the Ship subsequently being determined to be a Total Loss), before the Loan is drawn down, the obligation of the Bank to advance the Loan shall immediately cease and the Commitment shall be reduced to zero.

          On the date falling one hundred and twenty (120) days after that on which the Ship became a Total Loss or, if earlier, on the date upon which the insurance proceeds are, or Requisition Compensation (as defined in the Deed of Covenant) is, received by the Borrower (or the
          Bank pursuant to the Security Documents), the Borrower shall prepay the Loan in full.

          For the purpose of this Agreement, a Total Loss shall be deemed to have occurred:

4.3.1     in the case of an actual total loss of the Ship on the actual date and at the time the Ship was lost or, if such date is not known, on the date on which the Ship was last reported;

4.3.2     in the case of a constructive total loss of the Ship, upon the date and at the time notice of abandonment of the Ship is given to the insurers of the Ship for the time being;

4.3.3     in the case of a compromised or arranged total loss, on the date upon which a binding agreement as to such compromised or arranged total loss has been entered into by the insurers of the Ship;

4.3.4     in the case of Compulsory Acquisition, on the date upon which the relevant requisition of title or other compulsory acquisition occurs;
          and

4.3.5     in the case of hijacking, theft, condemnation, capture, seizure, arrest, detention or confiscation of the Ship (other than where the same amounts to Compulsory Acquisition of the Ship) by any Government
          Entity, or by persons purporting to act on behalf of any Government
          Entity, which deprives the Borrower of the use of the Ship for more than thirty (30) days, upon the expiry of the period of thirty (30)
          days after the date upon which the relevant hijacking, theft, condemnation, capture, seizure, arrest, detention or confiscation occurred.

4.4       AMOUNTS PAYABLE ON PREPAYMENT

          Any prepayment of all or part of the Loan under this Agreement shall be made together with (a) accrued interest on the amount to be prepaid to the date of such prepayment, (b) any additional amount payable under clauses 6.6 or 12.2 and (c) all other sums payable by the
          Borrower to the Bank under this Agreement or any of the other Security
          Documents including, without limitation, any amounts payable under clause 11.

4.5       NOTICE OF PREPAYMENT; REDUCTION OF REPAYMENT INSTALMENTS

          No prepayment may be effected under clause 4.2 unless the Borrower shall have given the Bank at least ten (10) days' notice in writing of its intention to make such prepayment. Every notice of prepayment shall be effective only on actual receipt by the Bank, shall be irrevocable, shall specify the amount to be prepaid and shall oblige the Borrower to make such prepayment on the date specified. No amount prepaid under this Agreement may be re-borrowed and any amount prepaid pursuant to clauses 4.2 or 8.3.1(a) shall be applied in reducing the repayment instalments under clause 4.1 (including the Balloon
          Instalment) proportionately. The Borrower may not prepay the Loan or any part thereof save as expressly provided in this Agreement.

                                       12

4.6       UNWINDING OF DESIGNATED TRANSACTIONS

          On or prior to any repayment or prepayment of all or part of the Loan, the Borrower shall upon the request of the Bank wholly or partially reverse, offset, unwind, cancel, close out, net out or otherwise terminate one or more of the continuing Designated Transactions so that the notional principal amount of the continuing Designated
          Transactions thereafter remaining does not and will not in the future
          (taking into account the scheduled amortisation) exceed the amount of the Loan as reducing from time to time thereafter pursuant to clause
          4.1.

5         FEES AND EXPENSES

5.1       FEES

          The Borrower shall pay to the Bank on the date of this Agreement an arrangement fee in the amount of Eighty four thousand Dollars
          ($84,000). The fee referred to in this clause 5.1 shall be non-refundable and payable by the Borrower to the Bank whether or not any part of the Commitment is ever advanced.

5.2       EXPENSES

          The Borrower shall pay to the Bank on a full indemnity basis on demand all expenses (including legal, printing and out-of-pocket expenses)
          incurred by the Bank (whether or not any part of the Commitment is ever advanced):

5.2.1     in connection with the negotiation, preparation, execution and, where relevant, registration of the Security Documents and of any amendment or extension of or the granting of any waiver or consent under, any of the Security Documents; and

5.2.2     in contemplation of, or otherwise in connection with, the enforcement of, or preservation of any rights under, any of the Security Documents or otherwise in respect of the moneys owing under any of the Security
          Documents,

          together with interest at the rate referred to in clause 3.4 from the date on which such expenses were incurred to the date of payment (as well after as before judgment).

5.3       VALUE ADDED TAX

          All fees and expenses payable pursuant to this clause 5 shall be paid together with value added tax or any similar tax (if any) properly chargeable thereon.

5.4       STAMP AND OTHER DUTIES

          The Borrower shall pay all stamp, documentary, registration or other like duties or taxes (including any such duties or taxes payable by the Bank) imposed on or in connection with any of the Underlying
          Documents, the Security Documents or the Loan and shall indemnify the
          Bank against any liability arising by reason of any delay or omission by the Borrower to pay such duties or taxes.

6         PAYMENTS AND TAXES; ACCOUNTS AND CALCULATIONS

6.1       NO SET-OFF OR COUNTERCLAIM

          The Borrower acknowledges that in performing its obligations under this Agreement, the Bank will be incurring liabilities to third parties in relation to the funding of amounts to the Borrower, such liabilities matching the liabilities of the Borrower to the Bank and that it is reasonable for the Bank to be entitled to receive payments from the Borrower gross on the due date in order that the Bank is put in a position to perform its matching obligations to the relevant third parties. Accordingly, all payments to be made by the Borrower under any of the Security Documents shall be made in full, without any set-off or counterclaim whatsoever and, subject as provided in

                                       13

          clause 6.6, free and clear of any deductions or withholdings, in
          Dollars on the due date to such account of the Bank at such bank in such place as the Bank may from time to time specify for this purpose.

6.2       PAYMENT BY THE BANK

          All sums to be advanced by the Bank to the Borrower under this
          Agreement in respect of the Loan shall be remitted in Dollars on the
          Drawdown Date to the account specified in the Drawdown Notice.

6.3       NON-BANKING DAYS

          When any payment under any of the Security Documents would otherwise be due on a day which is not a Banking Day, the due date for payment shall be extended to the next following Banking Day unless such
          Banking Day falls in the next calendar month in which case payment shall be made on the immediately preceding Banking Day.

6.4       CALCULATIONS

          All interest and other payments of an annual nature under any of the
          Security Documents shall accrue from day to day and be calculated on the basis of actual days elapsed and a three hundred and sixty (360)
          day year.

6.5       CERTIFICATES CONCLUSIVE

          Any certificate or determination of the Bank as to any rate of interest or any other amount pursuant to and for the purposes of any of the Security Documents shall, in the absence of manifest error, be conclusive and binding on the Borrower.

6.6       GROSSING-UP FOR TAXES

6.6.1     If at any time the Borrower is required to make any deduction or withholding in respect of Taxes from any payment due under any of the
          Security Documents, the sum due from the Borrower in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Bank receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding), a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made and the Borrower shall indemnify the Bank against any losses or costs incurred by it by reason of any failure of the Borrower to make any such deduction or withholding or by reason of any increased payment not being made on the due date for such payment.
          The Borrower shall promptly deliver to the Bank any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any deduction or withholding as aforesaid.

6.6.2     For the avoidance of doubt, clause 6.6.1 does not apply in respect of sums due from the Borrower to the Bank under or in connection with the
          Master Swap Agreement as to which sums the provisions of section 2(d)
          (Deduction or Withholding for Tax) of the Master Swap Agreement shall apply.

6.7       LOAN ACCOUNT

          The Bank shall maintain, in accordance with its usual practice, an account (being the "Account Current" referred to in the Mortgage and/or the Deed of Covenant) evidencing the amounts from time to time lent by, owing to and paid to it under the Security Documents. Such account shall, in the absence of manifest error, be conclusive as to the amount from time to time owing by the Borrower under the Security
          Documents.

                                       14

7         REPRESENTATIONS AND WARRANTIES

7.1       CONTINUING REPRESENTATIONS AND WARRANTIES

          The Borrower represents and warrants to the Bank that:

7.1.1     Due incorporation

          the Borrower and each of the other Security Parties are duly incorporated and validly existing in good standing under the laws of their respective countries of incorporation as a Marshall Islands corporation, in the case of the Borrower and Teekay Chartering
          Limited, and as companies with limited liability, in the case of each of the other Security Parties, and have power to carry on their respective businesses as they are now being conducted and to own their respective property and other assets;

7.1.2     Corporate power

          the Borrower has power to execute, deliver and perform its obligations under the Underlying Documents and the Borrower's Security Documents
          and to borrow the Commitment and each of the other Security Parties has power to execute and deliver and perform its obligations under the
          Security Documents and the Underlying Documents to which it is or is to be a party; all necessary corporate, shareholder and other action has been taken to authorise the execution, delivery and performance of the same and no limitation on the powers of the Borrower to borrow will be exceeded as a result of borrowing the Loan;

7.1.3     Binding obligations

          the Security Documents and the Underlying Documents constitute or will, when executed, constitute valid and legally binding
          obligations of the relevant Security Parties enforceable in accordance with their respective terms;

7.1.4     No conflict with other obligations

          the execution and delivery of, the performance of their obligations under, and compliance with the provisions of the Underlying Documents and the Security Documents by the relevant Security Parties will not
          (i) contravene any existing applicable law, statute, rule or regulation or any judgment, decree or permit to which the Borrower or any other Security Party is subject, (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which the Borrower or any other
          Security Party is a party or is subject or by which it or any of its property is bound, (iii) contravene or conflict with any provision of the constitutional documents of the Borrower or any other Security
          Party or (iv) result in the creation or imposition of or oblige the
          Borrower or any of its Related Companies or any other Security Party to create any Encumbrance (other than a Permitted Encumbrance) on any of the undertakings, assets, rights or revenues of the Borrower or its
          Related Companies or any other Security Party;

7.1.5     No litigation

          no litigation, arbitration or administrative proceeding is taking place, pending or, to the knowledge of the officers of the Borrower, threatened against the Borrower or any of its Related Companies or any other Security Party which could have a material adverse effect on the business, assets or financial condition of the Borrower or any of its
          Related Companies or any other Security Party;

7.1.6     No filings required

          save for the registration of the Mortgage under the laws of the Flag
          State through the Registry, it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of any of the Underlying Documents or any of the Security Documents that they or any other instrument be notarised, filed, recorded, registered or enrolled in any court, public office or elsewhere in any

                                       15

          Relevant Jurisdiction on or in relation to the Underlying Documents or the Security Documents and the Underlying Documents and each of the
          Security Documents is in proper form for its enforcement in the courts of each Relevant Jurisdiction;

7.1.7     Choice of law

          the choice of English law to govern the Underlying Documents and the
          Security Documents (other than the Mortgage and the Retention Account
          Pledge), the choice of Bahamian law to govern the Mortgage and the choice of Greek law to govern the Retention Account Pledge, and the submissions by the Security Parties to the non-exclusive jurisdiction of the English courts or, as the case may be, the courts of Piraeus, are valid and binding;

7.1.8     No immunity

          neither the Borrower nor any other Security Party nor any of their respective assets is entitled to immunity on the grounds of sovereignty or otherwise from any legal action or proceeding (which shall include, without limitation, suit, attachment prior to judgement, execution or other enforcement); and

7.1.9     Consents obtained

          every consent, authorisation, licence or approval of, or registration with or declaration to, governmental or public bodies or authorities or courts required by any Security Party to authorise, or required by any Security Party in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of each of the
          Underlying Documents and each of the Security Documents or the performance by each Security Party of its obligations under the
          Underlying Documents and the Security Documents to which it is a party has been obtained or made and is in full force and effect and there has been no default in the observance of any of the conditions or restrictions (if any) imposed in, or in connection with, any of the same.

7.2       INITIAL REPRESENTATIONS AND WARRANTIES

          The Borrower further represents and warrants to the Bank that:

7.2.1     Pari passu

          the obligations of the Borrower under this Agreement and the Master
          Swap Agreement are direct, general and unconditional obligations of the Borrower and rank at least pari passu with all other present and future unsecured and unsubordinated Indebtedness of the Borrower except for obligations which are mandatorily preferred by law and not by contract;

7.2.2     No default under other Indebtedness

          neither the Borrower nor any of its Related Companies nor any other
          Security Party is (nor would with the giving of notice or lapse of time or the satisfaction of any other condition or combination thereof
          be) in breach of or in default under any agreement relating to
          Indebtedness to which it is a party or by which it may be bound;

7.2.3     Information

          the information, exhibits and reports furnished by any Security Party to the Bank in connection with the negotiation and preparation of each of the Security Documents are true and accurate in all material respects and not misleading, do not omit material facts and all reasonable enquiries have been made to verify the facts and statements contained therein; there are no other facts the omission of which would make any fact or statement therein misleading;

7.2.4     No withholding Taxes

          no Taxes are imposed by withholding or otherwise on any payment to be made by any Security Party under the Underlying Documents or the
          Security Documents or are imposed on or by

                                       16

          virtue of the execution or delivery by the Security Parties of the
          Underlying Documents or the Security Documents or any other document or instrument to be executed or delivered under any of the Security
          Documents;

7.2.5     No Default

          no Default has occurred and is continuing;

7.2.6     The Ship

          the Ship will be on the Drawdown Date:

          (a)  in the absolute ownership of the Borrower who will on and after the Drawdown Date be the sole, legal and beneficial owner of the
               Ship;

          (b)  permanently or, as the case may be, provisionally registered in the name of the Borrower through the offices of the Registry as a ship under the laws and flag of the Flag State;

          (c)  operationally seaworthy and in every way fit for service; and

          (d)  classed with the Classification free of all requirements and recommendations of the Classification Society;

7.2.7     Ship's employment

          the Ship is not and will not, on or before the Drawdown Date, be subject to any charter or contract or to any agreement to enter into any charter or contract which, if entered into after the date of the
          Ship Security Documents would have required the consent of the Bank and, on or before the Drawdown Date, there will not be any agreement or arrangement whereby the Earnings (as defined in the Deed of
          Covenant) may be shared with any other person;

7.2.8     Freedom from Encumbrances

          neither the Ship, nor her Earnings, Insurances or Requisition
          Compensation (each as defined in the Ship Security Documents) nor the
          Accounts nor any other properties or rights which are, or are to be, the subject of any of the Security Documents nor any part thereof will be, on the Drawdown Date, subject to any Encumbrance;

7.2.9     Compliance with Environmental Laws and Approvals

          except as may already have been disclosed by the Borrower in writing to, and acknowledged in writing by, the Bank:

          (a)  the Borrower and the other Relevant Parties and, to the best of the Borrower's knowledge and belief (having made due enquiry), their respective Environmental Affiliates have complied with the provisions of all Environmental Laws;

          (b)  the Borrower and the other Relevant Parties and, to the best of the Borrower's knowledge and belief (having made due enquiry), their respective Environmental Affiliates have obtained all
               Environmental Approvals and are in compliance with all such
               Environmental Approvals; and

          (c)  neither the Borrower nor any other Relevant Party nor, to the best of the Borrower's knowledge and belief (having made due enquiry), any of their respective Environmental Affiliates has received notice of any Environmental Claim that the Borrower or any other Relevant Party or any such Environmental Affiliate is not in compliance with any Environmental Law or any Environmental
               Approval;

                                       17

7.2.10    No Environmental Claims

          except as may already have been disclosed by the Borrower in writing to, and acknowledged in writing by, the Bank, there is no
          Environmental Claim pending or, to the best of the Borrower's knowledge and belief, threatened against the Borrower or the Ship or any other Relevant Party or any other Relevant Ship or to the best of the Borrower's knowledge and belief (having made due enquiry) any of their respective Environmental Affiliates;

7.2.11    No potential Environmental Claims

          except as may already have been disclosed by the Borrower in writing to, and acknowledged in writing by, the Bank, there has been no emission, spill, release or discharge of a Material of Environmental
          Concern from the Ship or any other Relevant Ship owned by, managed or crewed by or chartered to the Borrower nor, (having made due enquiry)
          to the best of the Borrower's knowledge and belief, from any Relevant
          Ship owned by, managed or crewed by or chartered to any other Relevant
          Party which could give rise to an Environmental Claim;

7.2.12    No material adverse change

          there has been no material adverse change in the financial position of the Borrower or Capital or in the consolidated financial position of the Borrower, Capital and their respective Related Companies from that described by the Borrower to the Bank in the negotiation of this
          Agreement;

7.2.13    ISPS Code

          as of the Delivery Date the Borrower shall have a valid and current
          ISSC in respect of the Ship and the Ship shall be in compliance with the ISPS Code;

7.2.14    Application for DOC and SMC

          the Operator will have applied on the Drawdown Date, for a DOC for itself and an SMC in respect of the Ship and neither the Borrower nor the Operator is aware of any reason why such application(s) may be refused; and

7.2.15    Copies true and complete

          the copies of the Underlying Documents delivered or to be delivered to the Bank pursuant to clause 9.1 are, or will when delivered be, true and complete copies of such documents; such documents constitute valid and binding obligations of the parties thereto enforceable in accordance with their respective terms and there will have been no amendments or variations thereof or defaults thereunder.

7.3       REPETITION OF REPRESENTATIONS AND WARRANTIES

          On and as of the Drawdown Date and (except in relation to the representations and warranties in clause 7.2) on each Interest Payment
          Date the Borrower shall (a) be deemed to repeat the representations and warranties in clauses 7.1 and 7.2 as if made with reference to the facts and circumstances existing on such day and (b) be deemed to further represent and warrant to the Bank that the then latest audited financial statements delivered to the Bank (if any) have been prepared in accordance with generally accepted international accounting principles and practices which have been consistently applied and present fairly and accurately the financial position of the Borrower and the consolidated financial position of the Borrower, Capital and their respective Related Companies as at the end of the financial period to which the same relate and the results of the operations of the Borrower and the results of the consolidated operations of the
          Borrower, Capital and their respective Related Companies for the financial period to which the same relate and, as at the end of such financial period, neither the Borrower nor Capital nor any of their respective Related Companies had any significant liabilities
          (contingent or otherwise) or any unrealised or anticipated losses which are not disclosed by, or reserved against or provided for in, such financial statements.

                                       18

8         UNDERTAKINGS

8.1       GENERAL

          The Borrower hereby undertakes with the Bank that, from the date of this Agreement and so long as any moneys are owing under any of the
          Security Documents and while all or any part of the Commitment remains outstanding, it will:

8.1.1     Notice of Default

          promptly inform the Bank of any occurrence of which it becomes aware which might adversely affect the ability of any Security Party to perform its obligations under any of the Security Documents and, without limiting the generality of the foregoing, will inform the Bank of any Default forthwith upon becoming aware thereof and will from time to time, if so requested by the Bank, confirm to the Bank in writing that, save as otherwise stated in such confirmation, no
          Default has occurred and is continuing;

8.1.2     Consents and licences

          without prejudice to clauses 7.1 and 9, obtain or cause to be obtained, maintain in full force and effect and comply in all material respects with the conditions and restrictions (if any) imposed in, or in connection with, every consent, authorisation, licence or approval of governmental or public bodies or authorities or courts and do, or cause to be done, all other acts and things which may from time to time be necessary or desirable under applicable law for the continued
          due performance of all the obligations of the Security Parties under each of the Security Documents;

8.1.3     Use of proceeds

          use the Loan exclusively for the purpose specified in clause 1.1;

8.1.4     Pari passu

          ensure that its obligations under this Agreement and the Master Swap
          Agreement shall, without prejudice to clause 8.2 or to the security created by the Security Documents, at all times rank at least pari passu with all its other present and future unsecured and
          unsubordinated Indebtedness with the exception of any obligations which are mandatorily preferred by law and not by contract;

8.1.5     Financial statements

          prepare or cause to be prepared financial statements of the Borrower and consolidated financial statements of the Borrower, Capital and their respective Related Companies in accordance with generally accepted international accounting principles and practices consistently applied in respect of each financial year and cause the same to be reported on by their respective auditors and prepare unaudited financial statements of the Borrower and unaudited consolidated financial statements of the Borrower, Capital and their respective Related Companies for each financial half year on the same basis as the annual statements and deliver as many copies of the same as the Bank may reasonably require as soon as practicable but not later than one hundred and fifty (150) days (in the case of the audited financial statements) or ninety (90) days (in the case of the unaudited financial statements) after the end of the financial period to which they relate;

8.1.6     Delivery of reports

          deliver to the Bank as many copies as the Bank may reasonably require, at the time of issue thereof, of every report, circular, notice or like document issued by any Security Party or any other Restricted
          Company to its respective shareholders or creditors generally;

                                       19

8.1.7     Provision of further information

          provide the Bank with such financial or other information concerning the Borrower, the other Security Parties and the other Restricted
          Companies or any of them and their respective affairs as the Bank may from time to time reasonably require, and keep the Bank advised regularly of all major financial developments in relation to the
          Borrower, the other Security Parties and their respective Related
          Companies or any of them including, without limitation, in respect of new Borrowed Money and the sale and acquisition of assets;

8.1.8     Obligations under Security Documents

          duly and punctually perform each of the obligations expressed to be assumed by it under the Security Documents;

8.1.9     Compliance with Code

          and will procure that any Operator will, comply with and ensure that the Ship and any Operator comply with the requirements of the Code, including (but not limited to) the maintenance and renewal of valid certificates pursuant thereto throughout the Security Period (as defined in the Deed of Covenant);

8.1.10    Withdrawal of DOC and SMC

          and will procure that any Operator will, immediately inform the Bank if there is any threatened or actual withdrawal of its Operator's
          DOC or the SMC in respect of the Ship;

8.1.11    Issuance of DOC and SMC

          and will procure that any Operator will, promptly inform the Bank upon the issue to the Borrower or any Operator of a DOC and to the Ship of
          an SMC or the receipt by the Borrower or any Operator of notification that its application for the same has been refused;

8.1.12    ISPS Code compliance

          and will procure that the Manager or any Operator will, with effect on and from the Delivery Date:

          (a)  maintain at all times a valid and current ISSC in respect of the
               Ship;

          (b)  immediately notify the Bank in writing of any actual or threatened withdrawal, suspension, cancellation or modification of the ISSC in respect of the Ship; and

          (c)  procure that the Ship will comply at all times with the ISPS
               Code;

8.1.13    Charters

          without prejudice to the rights of the Bank under clause 5.1.15 of the
          Deed of Covenant, advise the Bank promptly of any charterparty in respect of the Ship of eighteen (18) months or longer and (a) deliver a certified copy of each such charter to the Bank forthwith after its execution, (b) forthwith following the Bank's demand execute a specific assignment (in such form as the Bank may in its absolute discretion require) of any such charterparty in favour of the Bank and any notice of assignment required in connection therewith, promptly procure the service of any such notice of assignment on the relevant charterer and the acknowledgement of such notice by the relevant charterer and (iii) pay all legal and other costs incurred by the Bank in connection with or in relation to any such specific charter assignment; and

8.1.14    Change of Manager

          if the Bank has approved pursuant to clause 8.4 that Teekay shall be the manager of the Ship for the Teekay Period, appoint Capital to be the manager of the Ship as from the date falling

                                       20

          immediately after the end of the Teekay Period and it will provide the
          Bank not later than fifteen (15) Banking Days before the end of the
          Teekay Period with:

          (a)  a certified true copy of the Management Agreement between the
               Borrower and Capital;

          (b)  a Manager's Undertaking duly executed by Capital together with any documents or notices required pursuant thereto; and

          (c)  such documents and evidence of the type specified in schedule 2,
               Part 1, paragraphs 1 to 6 (inclusive) and 11 and such legal opinions, in each case, in respect of the Manager, the Borrower, the relevant Management Agreement and the relevant Manager's
               Undertaking, as the Bank may require in its sole discretion.

8.2       NEGATIVE UNDERTAKINGS

          The Borrower undertakes with the Bank that, from the date of this
          Agreement and so long as any moneys are owing under the Security
          Documents, it will not, without the prior written consent of the Bank:

8.2.1     Negative pledge

          permit any Encumbrance (other than a Permitted Encumbrance) to subsist, arise or be created or extended over all or any part of their respective present or future undertakings, assets, rights or revenues to secure or prefer any present or future Indebtedness or other liability or obligation of the Borrower or any other person;

8.2.2     No merger

          and will procure that no other Restricted Company will, without the prior written consent of the Bank, merge or consolidate with any other company or person;

8.2.3     Disposals

          and will procure that no other Security Party will, without the prior written consent of the Bank, sell, transfer, abandon, lend or otherwise dispose of or cease to exercise direct control over any part
          (being either alone or, when aggregated with all other disposals falling to be taken into account pursuant to this clause 8.2.3, material in the opinion of the Bank in relation to the undertakings, assets, rights and revenues of such Security Party taken as a whole)
          of its present or future undertaking, assets, rights or revenues
          (otherwise than by transfers, sales or disposals for full
          consideration in the ordinary course of trading) whether by one or a series of transactions related or not;

8.2.4     Other business

          undertake any business other than the ownership and operation of the
          Ship and the chartering of the Ship to third parties;

8.2.5     Acquisitions

          acquire any further assets other than the Ship and rights arising under contracts entered into by or on behalf of the Borrower in the ordinary course of its business of owning, operating and chartering the Ship;

8.2.6     Other obligations

          incur any obligations except for obligations arising under the
          Underlying Documents or the Security Documents or contracts entered into in the ordinary course of its business of owning, operating and chartering the Ship and will procure that no other Security Party will, without the prior written consent of the Bank, incur any obligations other than in the ordinary course of its business;

                                       21

8.2.7     No borrowing

          and will procure that no other Security Party will, without the prior written consent of the Bank, incur any Borrowed Money except for
          Borrowed Money pursuant to the Security Documents;

8.2.8     Repayment of borrowings

          and will procure that no other Security Party will, without the prior written consent of the Bank, repay the principal of, or pay interest on, or any other sum in connection with, any of its Borrowed Money except for Borrowed Money pursuant to the Security Documents;

8.2.9     Guarantees

          and will procure that no other Security Party will, without the prior written consent of the Bank, issue any guarantees or indemnities or otherwise become directly or contingently liable for the obligations of any person, firm, or corporation except pursuant to the Security
          Documents (except, in the case of the Borrower, for guarantees or indemnities from time to time required in the ordinary course by any protection and indemnity or war risks association with which the Ship is entered, guarantees required to procure the release of the Ship from any arrest, detention, attachment or levy or guarantees or undertakings required for the salvage of the Ship);

8.2.10    Loans

          and will procure that no other Security Party will, without the prior written consent of the Bank, make any loans or grant any credit
          (save for normal trade credit in the ordinary course of business) to any person or agree to do so;

8.2.11    Sureties

          and will procure that no other Security Party will, without the prior written consent of the Bank, permit any Indebtedness of any Security
          Party to be guaranteed or otherwise assured against financial loss by any person (other than the Bank) (save, in the case of the Borrower, for guarantees or indemnities from time to time required in the ordinary course by any protection and indemnity or war risks association with which the Ship is entered, guarantees required to procure the release of the Ship from any arrest, detention, attachment or levy or guarantees or undertakings required for the salvage of the
          Ship);

8.2.12    Share capital and distribution

          purchase or otherwise acquire for value any shares of its capital or, following a Default, declare or pay any dividends or distribute any of its present or future assets, undertakings, rights or revenues to any of its shareholders;

8.2.13    Subsidiaries

          form or acquire any Subsidiaries;

8.2.14    Change of management of Ship - change of name

          appoint any person to manage the Ship other than the Manager or change the name of the Borrower or the Manager; or

8.2.15    Designated Transactions

          enter into any derivative transactions other than Designated
          Transactions.

                                       22

8.3       SECURITY VALUE MAINTENANCE

8.3.1     Security shortfall

          If at any time the Security Value shall be less than the Security
          Requirement, the Bank may give notice to the Borrower requiring that such deficiency be remedied and then the Borrower shall either:

          (a)  prepay within a period of fourteen (14) days of the date of receipt by the Borrower of the Bank's said notice such sum in
               Dollars as will result in the Security Requirement after such prepayment (taking into account any other repayment of the Loan made between the date of the notice and the date of such
               prepayment) being equal to the Security Value; or

          (b)  within fourteen (14) days of the date of receipt by the Borrower of the Bank's said notice constitute to the satisfaction of the
               Bank such further security for the Loan as shall be acceptable to the Bank having a value for security purposes (as determined by the Bank in its absolute discretion) at the date upon which such further security shall be constituted which, when added to the
               Security Value, shall not be less than the Security Requirement as at such date.

          The provisions of clauses 4.4 and 4.5 shall apply to prepayments made under clause 8.3.1(a).

8.3.2     Valuation of Ship

          The Ship shall, for the purposes of this clause 8.3, be valued as and when the Bank shall in its absolute discretion require, by two (2)
          independent firms of shipbrokers appointed by the Bank in its sole discretion (each such valuation to be made without, unless required by the Bank, physical inspection, and on the basis of a sale for prompt delivery for cash at arms' length on normal commercial terms as between a willing buyer and a willing seller without taking into account the benefit of any charterparty or other engagement concerning the Ship). The arithmetic mean of such valuations shall constitute the value of the Ship for the purposes of this clause 8.3, provided however that if the two (2) valuations in respect of the Ship vary by more than fifteen per cent (15%), the Bank acting in its sole discretion shall appoint a third independent firm of shipbrokers to value the Ship on the same basis as the other two (2) valuations and, in that case, the arithmetic mean of the three (3) valuations shall constitute the value of the Ship for the purposes of this clause 8.3.

          The value of the Ship determined in accordance with the provisions of this clause 8.3 shall be binding upon the parties hereto until such time as any further such valuations shall be obtained.

8.3.3     Information

          The Borrower undertakes to the Bank to supply to the Bank and to any such shipbrokers such information concerning the Ship and its condition as such shipbrokers may reasonably require for the purpose of making any such valuations.

8.3.4     Costs

          All costs in connection with the Bank obtaining any valuation of the
          Ship referred to in clause 8.3.2 and in schedule 2, Part 2, paragraph
          8 and any valuation either of any additional security for the purposes of ascertaining the Security Value at any time or necessitated by the
          Borrower electing to constitute additional security pursuant to clause
          8.3.1(b) shall be borne by the Borrower.

8.3.5     Valuation of additional security

          For the purpose of this clause 8.3, the market value of any additional security provided or to be provided to the Bank shall be determined by the Bank in its absolute discretion without any necessity for the Bank assigning any reason thereto.

                                       23

8.3.6     Documents and evidence

          In connection with any additional security provided in accordance with this clause 8.3, the Bank shall be entitled to receive such evidence and documents of the kind referred to in schedule 2 as may in the
          Bank's opinion be appropriate and such favourable legal opinions as the Bank shall in its absolute discretion require.

8.4       TEEKAY AS MANAGER

          The Borrower may appoint Teekay to be the manager of the Ship for a period commencing on the Drawdown Date and ending on such date as the
          Bank may agree in writing prior to the Drawdown Date following a request made by the Borrower. If the Borrower does not make any such request in writing not later than three (3) Banking Days prior to the
          Drawdown Date or the Bank does not agree to such request in writing, the parties hereto agree and acknowledge that the manager of the Ship throughout the Security Period (as defined in the Deed of Covenant)
          shall be Capital.

9         CONDITIONS

9.1       DOCUMENTS AND EVIDENCE

          The obligation of the Bank to make the Commitment available shall be subject to the condition that:

9.1.1     the Bank, or its duly authorised representative, shall have received, not later than three (3) Banking Days before the day on which the
          Drawdown Notice for the Loan is given, the documents and evidence specified in Part 1 of schedule 2 in form and substance satisfactory to the Bank; and

9.1.2     the Bank, or its duly authorised representative, shall have received, on or prior to the Drawdown Date, the documents and evidence specified in Part 2 of schedule 2 in form and substance satisfactory to the
          Bank.

9.2       GENERAL CONDITIONS PRECEDENT

          The obligation of the Bank to advance the Loan shall be subject to the further conditions that, at the time of the giving of the Drawdown
          Notice, and at the time of the making of the Loan:

9.2.1     the representations and warranties contained in clauses 7.1, 7.2 and
          7.3(b) are true and correct on and as of each such time as if each was made with respect to the facts and circumstances existing at such time; and

9.2.2     no Default shall have occurred and be continuing or would result from the making of the Loan.

9.3       WAIVER OF CONDITIONS PRECEDENT

          The conditions specified in this clause 9 are inserted solely for the benefit of the Bank and may be waived by the Bank in whole or in part and with or without conditions.

9.4       FURTHER CONDITIONS PRECEDENT

          Not later than five (5) Banking Days prior to the Drawdown Date and not later than five (5) Banking Days prior to each Interest Payment
          Date, the Bank may request and the Borrower shall, not later than two
          (2) Banking Days prior to such date, deliver to the Bank on such request further favourable certificates and/or opinions as to any or all of the matters which are the subject of clauses 7, 8, 9 and 10 of this Agreement.

                                       24

>

10        EVENTS OF DEFAULT

10.1      EVENTS

          There shall be an Event of Default if:

10.1.1    NON-PAYMENT: the Borrower or any other Security Party fails to pay any sum payable by it under any of the Security Documents at the time in the currency and in the manner stipulated in the Security Documents
          (and so that, for this purpose, sums payable on demand shall be treated as having been paid at the stipulated time if paid within three (3) Banking Days of demand); or

10.1.2    MASTER SWAP AGREEMENT: (a) an Event of Default or Potential Event of
          Default (in each case as defined in the Master Swap Agreement) has occurred and is continuing with the Borrower as the Defaulting Party
          (as defined in the Master Swap Agreement) under the Master Swap
          Agreement or (b) an Early Termination Date has occurred or been or become capable of being effectively designated under the Master Swap
          Agreement by the Bank or (c) the Master Swap Agreement is terminated, cancelled, suspended, rescinded or revoked or otherwise ceases to remain in full force and effect for any reason; or

10.1.3    BREACH OF INSURANCE OBLIGATIONS: the Borrower or the Manager or any
          other person fails to obtain and/or maintain the Insurances (as defined in, and in accordance with the requirements of, the Ship
          Security Documents) or if any insurer in respect of such Insurances cancels the Insurances or disclaims liability by reason, in either case, of mis-statement in any proposal for the Insurances or for any other failure or default on the part of the Borrower or the Manager or any other person or the Borrower commits any breach of or omits to observe any of the obligations or undertakings expressed to be assumed by it under clauses 8.2, 8.3 or 8.4; or

10.1.4    BREACH OF OTHER OBLIGATIONS: the Borrower or any other Security Party commits any breach of or omits to observe any of its obligations or undertakings expressed to be assumed by it under any of the Security
          Documents (other than those referred to in clauses 10.1.1, 10.1.2 and
          10.1.3 above) and, in respect of any such breach or omission which in the opinion of the Bank is capable of remedy, such action as the Bank may require shall not have been taken within fourteen (14) days of the
          Bank notifying the relevant Security Party of such default and of such required action; or

10.1.5    MISREPRESENTATION: any representation or warranty made or deemed to be made or repeated by or in respect of the Borrower or any other
          Security Party in or pursuant to any of the Security Documents or in any notice, certificate or statement referred to in or delivered under any of the Security Documents is or proves to have been incorrect or misleading in any material respect; or

10.1.6    CROSS-DEFAULT: any Indebtedness of the Borrower or any other Security
          Party or any other Restricted Company is not paid when due or any
          Indebtedness of any Security Party or any other Restricted Company becomes (whether by declaration or automatically in accordance with the relevant agreement or instrument constituting the same) due and payable prior to the date when it would otherwise have become due
          (unless as a result of the exercise by the relevant Security Party or other Restricted Company of a voluntary right of prepayment), or any creditor of any Security Party or any other Restricted Company becomes entitled to declare any such Indebtedness due and payable or any facility or commitment available to any Security Party or any other
          Restricted Company relating to Indebtedness is withdrawn, suspended or cancelled by reason of any default (however described) of the person concerned unless the relevant Security Party or other Restricted
          Company shall have satisfied the Bank that such withdrawal, suspension or cancellation will not affect or prejudice in any way the relevant
          Security Party's or other Restricted Company's ability to pay its debts as they fall due and fund its commitments, or any guarantee given by any Security Party or any other Restricted Company in respect of Indebtedness is not honoured when due and called upon; or

10.1.7    LEGAL PROCESS: any judgment or order made against the Borrower or any other Security Party or any other Restricted Company is not stayed or complied with within seven (7) days or a creditor attaches or takes possession of, or a distress, execution, sequestration or other process is levied or enforced upon or sued out against, any of the undertakings, assets, rights or revenues

                                       25

          of the Borrower or any other Security Party or any other Restricted
          Company and is not discharged within seven (7) days; or

10.1.8    INSOLVENCY: the Borrower or any other Security Party or any other
          Restricted Company is unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or announces an intention to do so, becomes insolvent, has assets the value of which is less than the value of its liabilities (taking into account contingent and prospective liabilities) or suffers the declaration of a moratorium in respect of any of its Indebtedness; or

10.1.9    REDUCTION OR LOSS OF CAPITAL: a meeting is convened by the Borrower or any other Security Party or any other Restricted Company for the purpose of passing any resolution to purchase, reduce or redeem any of its share capital; or

10.1.10   WINDING UP: any corporate action, legal proceedings or other procedure or step is taken for the purpose of winding up the Borrower or any other Security Party or any other Restricted Company or an order is made or resolution passed for the winding up of the Borrower or any other Security Party or any other Restricted Company or a notice is issued convening a meeting for the purpose of passing any such resolution; or

10.1.11   ADMINISTRATION: any petition is presented, notice given or other step is taken for the purpose of the appointment of an administrator of the
          Borrower or any other Security Party or any other Restricted Company or the Bank believes that any such petition or other step is imminent or an administration order is made in relation to the Borrower or any other Security Party or any other Restricted Company; or

10.1.12   APPOINTMENT OF RECEIVERS AND MANAGERS: any administrative or other receiver is appointed of the Borrower or any other Security Party or any other Restricted Company or any part of its assets and/or undertaking or any other steps are taken to enforce any Encumbrance over all or any part of the assets of the Borrower or any other
          Security Party or any other Restricted Company; or

10.1.13   COMPOSITIONS: any corporate action, legal proceedings or other procedure or steps are taken, or negotiations commenced, by the
          Borrower or any other Security Party or any other Restricted Company or by any of its creditors with a view to the general readjustment or rescheduling of all or part of its indebtedness or to proposing any kind of composition, compromise or arrangement involving such company and any of its creditors; or

10.1.14   ANALOGOUS PROCEEDINGS: there occurs, in relation to the Borrower or any other Security Party or any other Restricted Company, in any country or territory in which any of them carries on business or to the jurisdiction of whose courts any part of their assets is subject, any event which, in the opinion of the Bank, appears in that country or territory to correspond with, or have an effect equivalent or similar to, any of those mentioned in clauses 10.1.7 to 10.1.13
          (inclusive) or the Borrower or any other Security Party or any other
          Restricted Company otherwise becomes subject, in any such country or territory, to the operation of any law relating to insolvency, bankruptcy or liquidation; or

10.1.15   CESSATION OF BUSINESS: the Borrower or any other Security Party or any other Restricted Company suspends or ceases or threatens to suspend or cease to carry on its business; or

10.1.16   INVALIDITY: any of the Security Documents shall at any time and for any reason become invalid or unenforceable or otherwise cease to remain in full force and effect, or if the validity or enforceability of any of the Security Documents shall at any time and for any reason be contested by the Borrower or any other Security Party which is a party thereto, or if the Borrower or any such Security Party shall deny that it has any, or any further, liability thereunder or shall otherwise repudiate any of the Security Documents or do or cause or permit to be done any act or thing evidencing an intention to repudiate any of the Security Documents; or

10.1.17   SEIZURE: all or a material part of the undertakings, assets, rights or revenues of, or shares or other ownership interests in, the Borrower or any other Security Party or any other Restricted

                                       26

          Company are seized, nationalised, expropriated or compulsorily acquired by or under the authority of any Government Entity; or

10.1.18   UNLAWFULNESS: it becomes impossible or unlawful at any time for the
          Borrower or any other Security Party, to fulfil any of the covenants and obligations expressed to be assumed by it in any of the Security
          Documents or for the Bank to exercise the rights or any of them vested in it under any of the Security Documents or otherwise; or

10.1.19   REPUDIATION: the Borrower or any other Security Party repudiates any of the Security Documents or does or causes or permits to be done any act or thing evidencing an intention to repudiate any of the Security
          Documents; or

10.1.20   ENCUMBRANCES ENFORCEABLE: any Encumbrance (other than Permitted Liens)
          in respect of any of the property (or part thereof) which is the subject of any of the Security Documents becomes enforceable; or

10.1.21   MATERIAL ADVERSE CHANGE: there occurs, in the opinion of the Bank, a material adverse change in the financial condition of any Security
          Party or any other Restricted Company or the consolidated financial position of the Borrower, Capital and their respective Related
          Companies by reference to the financial position of such Security
          Party or other Restricted Company or, as the case may be, the consolidated financial position of the Borrower, Capital and their respective Related Companies as described by the Borrower or any
          Security Party or any other Restricted Company to the Bank in the negotiation of this Agreement; or

10.1.22   FLAG STATE: the Flag State becomes involved in hostilities or civil war or there is a seizure of civil power in the Flag State by unconstitutional means if, in any such case, such event could in the opinion of the Bank reasonably be expected to have a material adverse effect on the security constituted by any of the Security Documents;
          or

10.1.23   ENVIRONMENTAL CLAIM: the Borrower and/or any other Relevant Party and/or any of their respective Environmental Affiliates fails to comply with any Environmental Law or any Environmental Approval or the
          Ship or any other Relevant Ship is involved in any incident which gives rise or which may give rise to an Environmental Claim, if in any such case, such non compliance or incident or the consequences thereof could (in the opinion of the Bank) reasonably be expected to have a material adverse effect on the business, assets, operations, property or financial condition of the Borrower or any other Security Party or on the security created by any of the Security Documents; or

10.1.24   INSURANCE REQUIREMENTS: the Borrower or any other person fails or omits to comply with any requirements of the protection and indemnity association or other insurer with which the Ship is entered for insurance or insured against protection and indemnity risks (including oil pollution risks) to the effect that any cover (including, without limitation, liability for Environmental Claims arising in
          jurisdictions where the Ship operates or trades) is or may be liable to cancellation, qualification or exclusion at any time; or

10.1.25   ARREST: the Ship is arrested, confiscated, seized, taken in execution, impounded, forfeited, detained in the exercise or purported exercise of any possessory lien or other claim or otherwise taken from the possession of the Borrower and the Borrower shall fail to procure the release of the Ship within a period of fourteen (14) days; or

10.1.26   REGISTRATION: the registration of the Ship under the laws and flag of the Flag State is cancelled or terminated without the prior written consent of the Bank; or

10.1.27   ACCOUNTS: any moneys are withdrawn from the either of the Accounts other than in accordance with clause 14; or

10.1.28   MATERIAL EVENTS: any other event occurs or circumstance arises which, in the opinion of the Bank, is likely materially and adversely to affect either (i) the ability of the Borrower or any other Security
          Party to perform all or any of their respective obligations under or otherwise to comply

                                       27

          with the terms of any of the Security Documents or (ii) the security created by any of the Security Documents.

10.2      ACCELERATION

          The Bank may, without prejudice to any other rights of the Bank, at any time after the happening of an Event of Default by notice to the
          Borrower declare that:

10.2.1    the obligation of the Bank to make the Commitment available shall be terminated, whereupon the Commitment shall be reduced to zero forthwith; and/or

10.2.2    the Loan and all interest accrued and all other sums payable under the
          Security Documents have become due and payable, whereupon the same shall, immediately or in accordance with the terms of such notice, become due and payable.

10.3      DEMAND BASIS

          If pursuant to clause 10.2.2, the Bank declares the Loan to be due and payable on demand, the Bank may by written notice to the Borrower (a)
          call for repayment of the Loan on such date as may be specified whereupon the Loan shall become due and payable on the date so specified together with all interest accrued and all other sums payable under this Agreement or (b) withdraw such declaration with effect from the date specified in such notice.

11        INDEMNITIES

11.1      MISCELLANEOUS INDEMNITIES

          The Borrower shall on demand indemnify the Bank, without prejudice to any of the Bank's other rights under any of the Security Documents against any loss (including loss of Margin) or expense which the Bank shall certify as sustained or incurred by it as a consequence of:

11.1.1    any default in payment by the Borrower of any sum under any of the
          Security Documents when due; or

11.1.2    the occurrence of any other Event of Default; or

11.1.3    any prepayment of the Loan or part thereof being made under clauses
          4.3, 8.3.1(a) or 12.1, or any other repayment or prepayment of the
          Loan or part thereof being made otherwise than on an Interest Payment
          Date relating to the part of the Loan prepaid or repaid; or

11.1.4    the Loan not being made for any reason (excluding any default by the
          Bank) after the Drawdown Notice for the Loan has been given,

          including, in any such case, but not limited to, any loss or expense sustained or incurred in maintaining or funding the Loan or any part thereof or in liquidating or re-employing deposits from third parties acquired to effect or maintain the Loan or any part thereof.

11.2      CURRENCY INDEMNITY

          If any sum due from the Borrower under any of the Security Documents or any order or judgment given or made in relation thereto has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable under the relevant Security Document or under such order or judgment into another currency (the "SECOND CURRENCY") for the purpose of (a) making or filing a claim or proof against the Borrower, (b)
          obtaining an order or judgment in any court or other tribunal or (c)
          enforcing any order or judgment given or made in relation to any of the Security Documents, the Borrower shall indemnify and hold harmless the Bank from and against any loss suffered as a result of any difference between (i) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (ii) the rate or rates of exchange at which the Bank may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in

                                       28

          satisfaction, in whole or in part, of any such order, judgment, claim or proof. Any amount due from the Borrower under this clause 11.2 shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of any of the Security Documents and the term "RATE OF EXCHANGE" includes any premium and costs of exchange payable in connection with the purchase of the first currency with the second currency.

11.3      ENVIRONMENTAL INDEMNITY

          The Borrower shall indemnify the Bank on demand and hold the Bank harmless from and against all costs, expenses, payments, charges, losses, demands, liabilities, actions, proceedings (whether civil or criminal), penalties, fines, damages, judgements, orders, sanctions or other outgoings of whatever nature which may be suffered, incurred or paid by, or made or asserted against the Bank at any time, whether before or after the repayment in full of principal and interest under this Agreement, relating to, or arising directly or indirectly in any manner or for any cause or reason whatsoever out of an Environmental
          Claim made or asserted against the Bank if such Environmental Claim would not have been, or been capable of being, made or asserted against the Bank if it had not entered into any of the Security
          Documents and/or exercised any of its rights, powers and discretions thereby conferred and/or performed any of its obligations thereunder and/or been involved in any of the transactions contemplated by the
          Security Documents.

11.4      CENTRAL BANK OR EUROPEAN CENTRAL BANK RESERVE REQUIREMENTS INDEMNITY

          The Borrower shall on demand promptly indemnify the Bank against any cost incurred or loss suffered by it as a result of its complying with the minimum reserve requirements of the European Central Bank and/or with respect to maintaining required reserves with the relevant national Central Bank to the extent that such compliance relates to the Commitment or the Loan or deposits obtained by it to fund or maintain the whole or part of the Loan and such cost or loss is not recoverable by the Bank under clause 12.2.

12        UNLAWFULNESS AND INCREASED COSTS

12.1      UNLAWFULNESS

          If it is or becomes contrary to any law or regulation for the Bank to advance the Loan or to maintain the Commitment or fund the Loan, the
          Bank shall promptly give notice to the Borrower whereupon (a) the
          Commitment shall be reduced to zero and (b) the Borrower shall be obliged to prepay the Loan either (i) forthwith or (ii) on a future specified date not being earlier than the latest date permitted by the relevant law or regulation together with interest accrued to the date of prepayment and all other sums payable by the Borrower under this
          Agreement and/or the Master Swap Agreement.

12.2      INCREASED COSTS

          If the result of any change in, or in the interpretation or application of, or the introduction of, any law or any regulation, request or requirement (whether or not having the force of law, but, if not having the force of law, with which the Bank, or as the case may be, its holding company habitually complies), including (without limitation) those relating to Taxation, capital adequacy, liquidity, reserve assets, cash ratio deposits and special deposits, is to:

12.2.1    subject the Bank to Taxes or change the basis of Taxation of the Bank with respect to any payment under any of the Security Documents (other than Taxes or Taxation on the overall net income, profits or gains of the Bank imposed in the jurisdiction in which its principal or lending office under this Agreement is located); and/or

12.2.2    increase the cost to, or impose an additional cost on, the Bank or its holding company in making or keeping the Commitment available or maintaining or funding all or part of the Loan; and/or

12.2.3    reduce the amount payable or the effective return to the Bank under any of the Security Documents; and/or

                                       29

12.2.4    reduce the Bank's or its holding company's rate of return on its overall capital by reason of a change in the manner in which it is required to allocate capital resources to the Bank's obligations under any of the Security Documents; and/or

12.2.5    require the Bank or its holding company to make a payment or forego a return on or calculated by reference to any amount received or receivable by the Bank under any of the Security Documents; and/or

12.2.6    require any Bank or its holding company to incur or sustain a loss
          (including a loss of future potential profits) by reason of being obliged to deduct all or part of its Commitment or the Loan from its capital for regulatory purposes,

          then and in each such case:

          (a)  the Bank shall notify the Borrower in writing of such event promptly upon its becoming aware of the same; and

          (b)  the Borrower shall on demand pay to the Bank the amount which the
               Bank specifies (in a certificate setting forth the basis of the computation of such amount but not including any matters which the Bank or its holding company regards as confidential) is required to compensate the Bank and/or (as the case may be) its holding company for such liability to Taxes, cost, reduction, payment, forgone return or loss.

          For the purposes of this clause 12.2 "HOLDING COMPANY" means the company or entity (if any) within the consolidated supervision of which a Bank is included.

12.3      EXCEPTION

          Nothing in clause 12.2 shall entitle the Bank to receive any amount in respect of compensation for any such liability to Taxes, increased or additional cost, reduction, payment, foregone return or loss to the extent that the same is the subject of an additional payment under clause 6.6.

13        SECURITY AND SET-OFF

13.1      APPLICATION OF MONEYS

          All moneys received by the Bank under or pursuant to any of the
          Security Documents and expressed to be applicable in accordance with the provisions of this clause 13.1 shall be applied by the Bank in the following manner:

13.1.1    first in or toward payment of all unpaid fees, commissions and expenses which may be owing to the Bank under any of the Security
          Documents;

13.1.2    secondly, in or towards payment of any arrears of interest owing in respect of the Loan or any part thereof;

13.1.3    thirdly, in or towards payment of any sums owing to the Bank under the
          Master Swap Agreement;

13.1.4    fourthly, in or towards repayment of the Loan (whether the same is due and payable or not);

13.1.5    fifthly, in or towards payment to the Bank for any loss suffered by reason of any such payment in respect of principal not being effected on an Interest Payment Date relating to the part of the Loan repaid;

13.1.6    sixthly, in or towards payment to the Bank of any other sums owing to it under any of the Security Documents; and

13.1.7    seventhly, the surplus (if any) shall be paid to the Borrower or to whomsoever else may be entitled to receive such surplus.

                                       30

13.2      SET-OFF

13.2.1    The Borrower authorises the Bank (without prejudice to any of the
          Bank's rights at law, in equity or otherwise), at any time and without notice to the Borrower, to apply any credit balance to which the
          Borrower is then entitled standing upon any account of the Borrower with any branch of the Bank in or towards satisfaction of any sum due and payable from the Borrower to the Bank under any of the
          Security Documents. For this purpose, the Bank is authorised to purchase with the moneys standing to the credit of such account such other currencies as may be necessary to effect such application.

13.2.2    Without prejudice to its rights hereunder, the Bank may at the same time as, or at any time after, any Default occurs under this
          Agreement, set-off any amount due now or in the future from the
          Borrower to the Bank under this Agreement against any amount due from the Bank to the Borrower under the Master Swap Agreement and apply the second amount in discharging the first amount. The effect of any set-off under this sub-clause 13.2.2 shall be effective to extinguish or, as the case may require, reduce the liabilities of the Bank under the Master Swap Agreement.

13.2.3    The Bank shall not be obliged to exercise any right given to it by this clause 13.2. The Bank shall notify the Borrower forthwith upon the exercise or purported exercise of any right of set-off giving full details in relation thereto.

13.2.4    Nothing in this clause 13.2 shall be effective to create a charge on other security interest.

13.3      FURTHER ASSURANCE

          The Borrower undertakes that the Security Documents shall both at the date of execution and delivery thereof and so long as any moneys are owing under any of the Security Documents be valid and binding obligations of the respective parties thereto and rights of the Bank enforceable in accordance with their respective terms and that it will, at its expense, execute, sign, perfect and do, and will procure the execution, signing, perfecting and doing by each of the other
          Security Parties of, any and every such further assurance, document, act or thing as in the reasonable opinion of the Bank may be necessary or desirable for perfecting the security contemplated or constituted by the Security Documents.

13.4      CONFLICTS

          In the event of any conflict between this Agreement and any of the other Borrower's Security Documents, the provisions of this Agreement shall prevail.

14        ACCOUNTS

14.1      GENERAL

          The Borrower undertakes that it will:

14.1.1    on or before the Drawdown Date, open each of the Accounts; and

14.1.2    procure that all moneys payable to the Borrower in respect of the
          Earnings (as defined in the Deed of Covenant) and any moneys payable to the Borrower pursuant to the Master Swap Agreement shall, unless and until the Bank directs to the contrary pursuant to clause 2.1.1 of the Deed of Covenant, be paid to the Operating Account provided however that if any of the moneys paid to the Operating Account are payable in a currency other than Dollars, the Bank shall convert such moneys into Dollars at the Bank's spot rate of exchange at the relevant time for the purchase of Dollars with such currency and the term "SPOT RATE OF EXCHANGE" shall include any premium and costs of exchange payable in connection with the purchase of Dollars with such currency.

                                       31

14.2      OPERATING ACCOUNT: WITHDRAWALS

          Unless the Bank otherwise agrees in writing, the Borrower shall not be entitled to withdraw any moneys from the Operating Account at any time from the date of this Agreement and so long as any moneys are owing under the Security Documents save that, unless and until a Default shall occur and the Bank shall direct to the contrary, the Borrower may withdraw moneys from the Operating Account for the following purposes:

l4.2.1    to transfer to the Retention Account on each Retention Date all or part of the Retention Amount for such Retention Date;

14.2.2    to pay any amount to the Bank in or towards payments of any instalments of interest or the instalment of principal or any other amounts then payable pursuant to the Security Documents;

14.2.3    to pay the proper and reasonable expenses of the Ship incurred or budgeted by the relevant Manager pursuant to the relevant Management
          Agreement;

14.2.4    to pay the proper and reasonable expenses of administering its affairs; and

14.2.5    to pay any amounts expressly permitted by clause 8.2.12.

14.3      RETENTION ACCOUNT: CREDITS AND WITHDRAWALS

14.3.1    The Borrower hereby undertakes with the Bank that it will, from the date of this Agreement and so long as any moneys are owing under the
          Security Documents, on each Retention Date, pay to the Bank for credit to the Retention Account, the Retention Amount for such Retention Date provided however that, to the extent that there are moneys standing to the credit of the Operating Account as of the relevant Retention Date such moneys shall, up to an amount equal to the Retention Amount, be transferred to the Retention Account on that Retention Date (and the
          Borrower hereby irrevocably authorises the Bank to effect each such transfer) and to that extent the Borrower's obligations to make the payments referred to in this clause 14.3.1 shall have been fulfilled upon such transfer being effected and shall be strictly without prejudice to the obligations of the Borrower to make any such payment to the extent that the aforesaid transfer by the Bank is insufficient to meet the same.

14.3.2    Unless and until there shall occur an Event of Default (whereupon the provisions of clause 14.4 shall apply), all Retention Amounts credited to the Retention Account together with interest from time to time accruing or at any time accrued thereon shall be applied by the Bank
          (and the Borrower hereby irrevocably authorises the Bank so to apply the same) upon each Repayment Date, and on each day that interest is payable pursuant to clause 3.1, in or towards payment to the Bank of the instalment then falling due for repayment or (as the case may be)
          the amount of interest then due. Each such application by the Bank shall constitute a payment in or towards satisfaction of the
          Borrower's corresponding payment obligations under this Agreement but shall be strictly without prejudice to the obligations of the Borrower to make any such payment to the extent that the aforesaid application by the Bank is insufficient to meet the same.

14.3.3    Unless the Bank otherwise agrees in writing and subject to clause
          14.3.2, the Borrower shall not be entitled to withdraw any moneys from the Retention Account at any time from the date of this Agreement and so long as any moneys are owing under the Security Documents.

14.4      APPLICATION OF ACCOUNTS

          At any time after the occurrence of an Event of Default, the Bank may, without notice to the Borrower, apply all moneys then standing to the credit of the Accounts (together with interest from time to time accruing or accrued thereon) in or towards satisfaction of any sums due to the Bank under the Security Documents in the manner specified in clause 13.1.

                                       32

14.5      PLEDGING OF RETENTION ACCOUNT

          The Retention Account and all amounts from time to time standing to the credit thereof shall be subject to the security constituted and the rights conferred by the Retention Account Pledge.

15        ASSIGNMENT, TRANSFER AND LENDING OFFICE

15.1      BENEFIT and BURDEN

          This Agreement shall be binding upon, and shall enure for the benefit of, the Bank and the Borrower and their respective successors in title.

15.2      NO ASSIGNMENT BY BORROWER

          The Borrower may not assign or transfer any of its rights or obligations under this Agreement.

15.3      ASSIGNMENT BY BANK

          The Bank may assign all or any part of its rights under this Agreement or under any of the other Security Documents to any other bank or financial institution (an "ASSIGNEE") without the consent of the
          Borrower.

15.4      TRANSFER

          The Bank may transfer all or any part of its rights, benefits and/or obligations under this Agreement and/or any of the other Security
          Documents to any one or more banks or other financial institutions (a
          "TRANSFEREE") without the prior consent of the Borrower (the Borrower consenting to any such transfer by its execution of this Agreement)
          provided that the Transferee, by delivery of such undertaking as the
          Bank may approve, becomes bound by the terms of this Agreement and agrees to perform all or, as the case may be, part of the Bank's obligations under this Agreement.

15.5      DOCUMENTING ASSIGNMENTS AND TRANSFERS

          If the Bank assigns all or any part of its rights or transfers all or any part of its rights, benefits and/or obligations as provided in clauses 15.3 or 15.4, the Borrower undertakes, immediately on being requested to do so by the Bank and at the cost of the Bank, to enter into, and procure that the other Security Parties shall enter into, such documents as may be necessary or desirable to transfer to the
          Assignee or Transferee all or the relevant part of the Bank's interest in the Security Documents and all relevant references in this
          Agreement to the Bank shall thereafter be construed as a reference to the Bank and/or its Assignee or Transferee (as the case may be) to the extent of their respective interests.

15.6      LENDING OFFICE

          The Bank shall lend through its office at the address specified above or through any other office of the Bank selected from time to time by it through which the Bank wishes to lend for the purposes of this
          Agreement. If the office through which the Bank is lending is changed pursuant to this clause 15.6, the Bank shall notify the Borrower promptly of such change.

15.7      DISCLOSURE OF INFORMATION

          The Bank may disclose to a prospective assignee, transferee or to any other person who may propose entering into contractual relations with the Bank in relation to this Agreement such information about the
          Borrower as the Bank shall consider appropriate.

                                       33

16        NOTICES AND OTHER MATTERS

16.1      NOTICES

          Every notice, request, demand or other communication under this
          Agreement or (unless otherwise provided therein) under any of the other Security Documents shall:

16.1.1    be in writing delivered personally or by first-class prepaid letter
          (airmail if available) or facsimile transmission or other means of telecommunication in permanent written form;

16.1.2    be deemed to have been received, subject as otherwise provided in the relevant Security Document, in the case of a letter, when delivered personally or three (3) days after it has been put in the post and, in the case of a facsimile transmission or other means of
          telecommunication in permanent written form, at the time of despatch
          (provided that if the date of despatch is not a business day in the country of the addressee or if the time of despatch is after the close of business in the country of the addressee it shall be deemed to have been received at the opening of business on the next such business day); and

16.1.3    be sent:

          (a)  to the Borrower at:

               c/o Capital Ship Management Corp.
               3 lassonos Street
               185 37 Piraeus
               Greece

               Fax no: +30 210 428 5679
               Attention: Mr Syntychakis

          (b)  to the Bank at:

               National Bank of Greece S.A.
               2 Bouboulinas Street & Akti Miaouli
               185 35 Piraeus
               Greece

               Fax No: +30 210 414 4120
               Attention: Corporate Manager

          or to such other address and/or numbers as is notified by one party to the other party under this Agreement.

16.2      NO IMPLIED WAIVERS, REMEDIES CUMULATIVE

          No failure or delay on the part of the Bank to exercise any power, right or remedy under any of the Security Documents shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. The remedies provided in the Security Documents are cumulative and are not exclusive of any remedies provided by law.

16.3      ENGLISH LANGUAGE

          All certificates, instruments and other documents to be delivered under or supplied in connection with any of the Security Documents shall be in the English language or shall be accompanied by a certified English translation upon which the Bank shall be entitled to rely.

                                       34

17        GOVERNING LAW AND JURISDICTION

17.1      LAW

          This Agreement is governed by, and shall be construed in accordance with, English law.

17.2      SUBMISSION TO JURISDICTION

          The Borrower agrees, for the benefit of the Bank, that any legal action or proceedings arising out of or in connection with this
          Agreement against the Borrower or any of its assets may be brought in the English courts. The Borrower irrevocably and unconditionally submits to the jurisdiction of such courts and irrevocably designates, appoints and empowers Curzon Maritime Ltd at present of St. Clare
          House, 30/33 Minories Street, London EC3N 1DJ, England to receive for it and on its behalf, service of process issued out of the English courts in any such legal action or proceedings. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of the Bank to take proceedings against the Borrower in the courts of any other competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.
          The parties further agree that only the Courts of England and not those of any other State shall have jurisdiction to determine any claim which the Borrower may have against the Bank arising out of or in connection with this Agreement.

17.3      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

          No term of this Agreement is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not a party to this
          Agreement.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

                                       35

                                   SCHEDULE 1

                             FORM OF DRAWDOWN NOTICE

                           (referred to in clause 2.2)

To:   National Bank of Greece S.A
      2 Bouboulinas Street & Akti Miaouli
      185 35 Piraeus
      Greece

                                                                  [_______] 2004

U.S.$28,000,000 LOAN
LOAN AGREEMENT DATED 30 NOVEMBER 2004

We refer to the above Loan Agreement and hereby give you notice that we wish to draw down the Loan, namely $[28,000,000] on [_______] 2004 and select a first
Interest Period in respect thereof of [_______] months. The funds should be credited as follows: [INSERT DETAILS].

We confirm that:

(a)  no event or circumstance has occurred and is continuing which constitutes a
     Default;

(b)  the representations and warranties contained in clauses 7.1, 7.2 and 7.3(b)
     of the Loan Agreement, are true and correct at the date hereof as if made with respect to the facts and circumstances existing at such date;

(c)  the borrowing to be effected by the drawdown of the Loan will be within our corporate powers, has been validly authorised by appropriate corporate action and will not cause any limit on our borrowings (whether imposed by statute, regulation, agreement or otherwise) to be exceeded; and

(d)  there has been no material adverse change in our financial position or in the financial position of Capital or in the consolidated financial position of ourselves, Capital and our Related Companies from that described by us to the Bank in the negotiation of the Loan Agreement.

Words and expressions defined in the Loan Agreement shall have the same meanings where used herein.

-----------------------------------
For and on behalf of
JET MARITIME CORP.

                                       36

                                   SCHEDULE 2

         DOCUMENTS AND EVIDENCE REQUIRED AS CONDITIONS PRECEDENT TO THE

                                 LOAN BEING MADE

                           (referred to in clause 9.1)

                                     PART 1

1         CONSTITUTIONAL DOCUMENTS

          Copies, certified by an officer of each Security Party as true, complete and up to date copies of all documents which contain or establish or relate to the constitution of that Security Party;

2         CORPORATE AUTHORISATIONS

          copies of resolutions of the directors and shareholders of each
          Security Party approving such of the Underlying Documents and the
          Security Documents to which such Security Party is, or is to be, a party and authorising the signature, delivery and performance of such
          Security Party's obligations thereunder, certified (in a certificate dated no earlier than five (5) Banking Days prior to the date of this
          Agreement) by an officer of such Security Party as:

2.1       being true and correct;

2.2       being duly passed at meetings of the directors of such Security Party and of the shareholders of such Security Party each duly convened and held;

2.3       not having been amended, modified or revoked; and

2.4       being in full force and effect,

          together with originals or certified copies of any powers of attorney issued by any Security Party pursuant to such resolutions;

3         SPECIMEN SIGNATURES

          copies of the signatures of the persons who have been authorised on behalf of each Security Party to sign such of the Underlying Documents and the Security Documents to which such Security Party is, or is to be, party and to give notices and communications, including notices of drawing, under or in connection with the Security Documents, certified
          (in a certificate dated no earlier than five (5) Banking Days prior to the date of this Agreement) by an officer of such Security Party as being the true signatures of such persons;

4         CERTIFICATE OF INCUMBENCY

          a list of directors and officers of each Security Party specifying the names and positions of such persons, certified (in a certificate dated no earlier than five (5) Banking Days prior to the date of this
          Agreement) by an officer of such Security Party to be true, complete and up to date;

5         BORROWER'S CONSENTS AND APPROVALS

          a certificate (dated no earlier than five (5) Banking Days prior to the date of this Agreement) from an officer of the Borrower that no consents, authorisations, licences or approvals are necessary for the
          Borrower to authorise or are required by the Borrower in connection with the borrowing by the Borrower of the Loan pursuant to this
          Agreement or the execution, delivery and performance by the Borrower of the Borrower's Security Documents and the Underlying Documents;

                                       37

6         OTHER CONSENTS AND APPROVALS

          a certificate (dated no earlier than five (5) Banking Days prior to the date of this Agreement) from an officer of each Security Party
          (other than the Borrower) that no consents, authorisations, licences or approvals are necessary for such Security Party to guarantee and/or grant security for the borrowing by the Borrower of the Commitment pursuant to this Agreement and execute, deliver and perform the
          Security Documents and the Underlying Documents insofar as such
          Security Party is a party thereto;

7         SECURITY DOCUMENTS

          the Master Swap Agreement and the Retention Account Pledge, each duly executed;

8         CERTIFIED UNDERLYING DOCUMENTS

          a copy, certified (in a certificate dated no earlier than five (5)
          Banking Days prior to the date of this Agreement) as a true and complete copy by an officer of the Borrower of the Contract
          (evidencing a Contract Price of Thirty four million Dollars
          ($34,000,000)) and the Management Agreement with the Manager of the
          Ship as of the Drawdown Date;

9         ARRANGEMENT FEE

          evidence that the arrangement fee due under clause 5.1 has been paid in full;

10        BORROWER'S PROCESS AGENT

          a letter from the Borrower's agent for receipt of service of proceedings referred to in clause 17.2 accepting its appointment under the said clause and under each of the other Security Documents in which it is or is to be appointed as the Borrower's agent;

11        SECURITY PARTIES' PROCESS AGENT

          a letter from each Security Party's agent for receipt of service of proceedings accepting its appointment under each of the Security
          Documents in which it is or is to be appointed as such Security
          Party's agent;

12        ACCOUNTS

          evidence that the Accounts have been opened, together with duly completed mandate forms in respect thereof; and

13        FURTHER MATTERS OR OPINIONS

          any such other matter or opinion as may be required by the Bank.

                                       38

                                     PART 2

1         SHIP CONDITIONS

          Evidence that the Ship:

1.1       REGISTRATION AND ENCUMBRANCES

          is registered in the name of the Borrower through the Registry under the laws and flag of the Flag State and that the Ship and its
          Earnings, insurances and Requisition Compensation (each such term as defined in the Deed of Covenant) are free of Encumbrances;

1.2       CLASSIFICATION

          maintains the Classification free of all requirements and
          recommendations of the Classification Society; and

1.3       INSURANCE

          is insured in accordance with the provisions of the Ship Security
          Documents and all requirements of the Ship Security Documents in respect of such insurances have been complied with (including without limitation, confirmation from the protection and indemnity association or other insurer with which the Ship is, or is to be, entered for insurance or insured against protection and indemnity risks (including oil pollution risks) that any necessary declarations required by the association or insurer for the removal of any oil pollution exclusion have been made and that any such exclusion does not apply to the
          Ship);

2         SHIP SECURITY DOCUMENTS

          the Mortgage, the Deed of Covenant and the Manager's Undertaking (by
          the Manager of the Ship as of the Drawdown Date), each duly executed;

3         MORTGAGE REGISTRATION

          evidence that the Mortgage over the Ship has been registered against the Ship through the Registry under the laws and flag of the Flag
          State;

4         NOTICES OF ASSIGNMENT

          copies of duly executed notices of assignment required by the terms of the Ship Security Documents and in the forms prescribed by the Ship
          Security Documents;

5         LEGAL OPINIONS

          (i)  an opinion of Cozen O'Connor, special legal advisers on matters of Marshall Islands law to the Bank;

          (ii) an opinion of Patton, Moreno & Asvat, special legal advisers on matters of Panamanian law to the Bank; and

          (iii) an opinion of Lennox Paton, special legal advisers on matters of
               Bahamian Islands law to the Bank.

                                       39

6         INSURANCE OPINION

          an opinion (at the expense of the Borrower) from insurance consultants to the Bank, on the insurances effected or to be effected in respect of the Ship upon and following the Drawdown Date;

7         SECURITY PARTIES' PROCESS AGENT

          a letter from each Security Party's agent for receipt of service of proceedings accepting its appointment under each of the Security
          Documents in which it is or is to be appointed as such Security
          Party's agent;

8         VALUATION

          a valuation of the Ship (dated not more than fifteen (15) days prior to the Drawdown Date) made on the basis and in the manner specified in clause 8.3.2 and satisfactory to the Bank in all respects;

9         TITLE AND NO ENCUMBRANCE

          evidence that the prior registration of the Ship in the name of the
          Seller under the Bahamian flag has been cancelled and that the Seller has transferred good title to the Ship to the Borrower free from
          Encumbrances;

10        BILL OF SALE

          the bill of sale in respect of the Ship duly executed by the Seller and the Borrower and evidencing the full Contract Price in the amount of Thirty four million Dollars ($34,000,000);

11        READINESS AND PAYMENT OF CONTRACT PRICE

          evidence that the Ship is in all respects ready for Delivery and that the Contract Price has been (or upon drawdown of the Loan will have been) paid in full;

12        SMC/DOC

          a copy, certified (in a certificate dated no earlier than five (5)
          Banking Days prior to the date of this Agreement) as a true and complete copy by an officer of the Borrower of the DOC issued to the
          Operator and the SMC for the Ship;

13        ISPS CODE COMPLIANCE

          (a)  evidence satisfactory to the Bank that the Ship is subject to a ship security plan which complies with the ISPS Code;

          (b)  a copy, certified (in a certificate dated no earlier than five
               (5) Banking Days prior to the Drawdown Date) as a true and complete copy by an officer of the Borrower of the ISSC for the
               Ship and the continuous synopsis record required by the ISPS Code in respect of the Ship; and

14        FURTHER MATTERS OR OPINIONS

          any such other matter or further opinion as may be required by the
          Bank.

                                       40

                                   SCHEDULE 3

                                FORM OF MORTGAGE

                                       41

R208 - Mortage Registration Form - Version 1.1

--------------------------------------------------------------------------------

[GRAPHIC]

                         THE COMMONWEALTH OF THE BAHAMAS

                           MORTGAGE REGISTRATION FORM

                                  (Page 1 of 2)

--------------------------------------------------------------------------------
Official Number        IMO Number        Name of Ship           Port of Registry
--------------------------------------------------------------------------------
     720789                            Vancouver Spirit              NASSAU
--------------------------------------------------------------------------------
      Propulsion and Engine Details                   Vessel Dimensions
--------------------------------------------------------------------------------
Propulsion:                                 Length:                 metres
Type of Engines:                            Breadth:                metres
Total Power:                                Depth:                  metres
--------------------------------------------------------------------------------
                             Particulars of Tonnage
--------------------------------------------------------------------------------
GROSS TONNAGE:            tons        NET TONNAGE:            tons
--------------------------------------------------------------------------------
Whereas (a) there is an account current between Jet Maritime Corp. whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island,
Majuro, Marshall Islands MH96960 (the "Mortgagor") and National Bank of Greece
S.A. whose registered office is at 86 Aeolou Street, 102 32 Athens, Greece and acting for the purposes of this Mortgage through its branch at 2 Bouboulinas
Street & Akti Miaouli, 183 35 Piraeus, Greece (the "Mortgagee") regulated by a loan agreement dated 30 November 2004 between the Mortgagee as lender and the
Mortgagor as borrower and an ISDA Master Swap Agreement dated 30 November 2004 between the Mortgagee and the Mortgagor together with any Confirmations (as defined therein) supplemental thereto (as the same may from time to time be amended, supplemented or varied, the "Agreements") and a deed of covenants dated of even date herewith (as the same may from time to time be amended, supplemented or varied, the "Deed of Covenants") made between the Mortgagor and the Mortgagee and WHEREAS the Mortgagor has agreed to execute this Mortgage in favour of the Mortgagee for the purpose of securing payment by the Mortgagor to the Mortgagee of all sums for the time being owed to the Mortgagee in the manner and at the times set forth in the Agreements and the Deed of Covenants, and
WHEREAS the amount of principal and interest due at any given time can be ascertained by reference to the Agreements and the Deed of Covenants and the
books of account (or other accounting records) of the Mortgagee

Now we (b) Jet Maritime Corp in consideration of the premises for ourselves and our successors, covenant with the said (c) National Bank of Greece S.A. and (d)
its assigns to pay to him or them or it the sums for the time being due on this security whether by way of principal or interest, at the times and manner aforesaid. And for the purpose of better securing to the said (c) National Bank of Greece S.A. the payment of such sums as last aforesaid, we do hereby mortgage to the said (c) National Bank of Greece S.A. 64/64 shares of which we are the
Owners in the Ship above particularly described, and in her boats, guns, ammunition, small arms and appurtenances.

Lastly, we for ourselves and our successors, covenant with the said (c) National
Bank of Greece S.A. and (d) its assigns that we have the power to mortgage in manner aforesaid the above mentioned shares, and that the same are free from encumbrances. In witness whereof we have affixed our common seal this _____ day of _______ 2004.



----------------------------------------------------------------------------------------
   Seal              Individual/Corporation                       Attestation
----------------------------------------------------------------------------------------

                                                      I, (f)____________________________
             name of individual/corporation
                                                      of (g)____________________________
             per __________________________________
                                                      hereby testify that in my presence
             signature as Individual/Director/        (i) this Mortgage was signed by
             Secretary/Officer/Attorney-in-fact (h)

                                                      ----------------------------------
             --------------------------------------    as Individual/Director/Secretary/
             signature as Individual/Director/        Officer/Attorney-in-fact (h)
             Secretary/Officer/Attorney-in-fact (h)    and ______________________________
                                                      as Individual/Director/Secretary/
                                                      Officer/Attorney-in-fact (h)
             --------------------------------------
             in the presence of the witness whose     and
             attestation is given opposite            (ii) the corporate seal (h)/
                                                      personal seal (h) of the
                                                      transferor was affixed
                                                      this __________ day of ___________

                                                      Signature of witness

                                                      ----------------------------------
----------------------------------------------------------------------------------------


R208 - Mortage Registration Form - Version 1.1

--------------------------------------------------------------------------------
(a) Here state by way of recital that there is an account current between the
Mortgagor (describing the company and its address) and the Mortgagee (giving full title, address and description, including all joint mortgages), and describe the nature of the transaction so as to show how the amount of principal and interest due at any given time is to be ascertained, and the manner and time of payment, (b) Name of company, (c) Full name of Mortgagee, (d) "his", "hers"
or "its", (e) If any prior encumbrance add "save as appears by the registry of the ship", (f) name of witness, (g) address of witness, (h) delete as applicable.
NOTE: The witness to the execution of the document must be a disinterested party, independent of the body corporate or individual executing it e.g. Notary
Public, Consular Officer, Magistrate, Justice of Peace. A director, officer or employee of a transferor which is a body corporate should not be an attesting witness.
--------------------------------------------------------------------------------

[GRAPHIC]

                         THE COMMONWEALTH OF THE BAHAMAS

                           MORTGAGE REGISTRATION FORM

                                  (Page 2 of 2)

--------------------------------------------------------------------------------
Official Number        IMO Number        Name of Ship           Port of Registry
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              TRANSFER OF MORTGAGE

I/we, the within mentioned
in consideration of
this day paid to me/us (a)   by_________________________________________________

hereby transfer to it/him/her/them (a) the benefit of the within-written security. In witness whereof I/we (a) have hereto affixed our seal this ____________ day of ___________________



---------------------------------------------------------------------------------------
   Seal              Individual/Corporation                      Attestation
---------------------------------------------------------------------------------------

                                                     I, (b)____________________________
             name of individual/corporation

             per _________________________________   of (c)____________________________

             signature as Individual/Director/       hereby testify that in my presence
             Secretary/Officer/Attorney-in-fact      (i) this Transfer of mortgage was
                                                     signed by

             -------------------------------------   ----------------------------------
             signature as Individual/Director/       as Individual/Director/Secretary/
             Secretary/Officer/Attorney-in-fact      Officer/ Attorney-in-fact (a)
                                                     and ______________________________
             -------------------------------------   as Individual/Director/Secretary/
             in the presence of the witness whose    Officer/Attorney-in-fact (a)
             attestation is given opposite
                                                     and
                                                     (ii) the corporate seal/personal
                                                     seal (a) of the transferor was
                                                     affixed this ______ day of _______

                                                     Signature of witness

                                                     ----------------------------------
---------------------------------------------------------------------------------------
                             MEMORANDUM OF DISCHARGE

By individual or Joint Mortgagees

Received the sum of ________________________________________________
in discharge of this within-written security. Dated at __________________ this ________
day of ___________
In witness whereof we have hereto affixed our common seal this _______ day of _________
---------------------------------------------------------------------------------------

                                                     I, (b)____________________________
             name of individual/corporation
                                                     of (c) ___________________________
             per _________________________________
                                                     hereby testify that in my presence
             signature as Individual/Director/       (i) this Discharge of mortgage was
             Secretary/Officer/Attorney-in-fact      signed by

             -------------------------------------   ----------------------------------

             signature as Individual/Director/       as Individual/Director/Secretary/
             Secretary/Officer/Attorney-in-fact      Officer/Attorney-in-fact (a)
                                                     and ______________________________
                                                     as Individual/Director/Secretary/
             -------------------------------------   Officer/Attorney-in-fact (a)
             in the presence of the witness whose
             attestation is given opposite           and
                                                     (ii) the corporate seal/personal
                                                     seal (a) of the mortgagee was
                                                     affixed this _______ day of ______

                                                     Signature of witness

                                                     ----------------------------------
---------------------------------------------------------------------------------------


R208 - Mortage Registration Form - Version 1.1

--------------------------------------------------------------------------------
(a) delete as appropriate, (b) insert name of witness, (c) insert address of witness
NOTE: The witness to the execution of the document must be a disinterested party, independent of the body corporate or individual executing it e.g. Notary
Public, Consular Officer, Magistrate, Justice of Peace. A director, officer or employee of a transferor which is a body corporate should not be an attesting witness.
--------------------------------------------------------------------------------

                                   SCHEDULE 4

                            FORM OF DEED OF COVENANT

                                       42

Private & Confidential

                             DATED ___ DECEMBER 2004

                               JET MARITIME CORP.              (1)

                                       AND

                          NATIONAL BANK OF GREECE S.A.         (2)

                        ---------------------------------

                                DEED OF COVENANT

                        RELATING TO M.V. VANCOUVER SPIRIT

                        ---------------------------------

                                                              [NORTON ROSE LOGO]

                                    CONTENTS

CLAUSE                                                                      PAGE
------                                                                      ----

THIS DEED OF COVENANT is dated ____ December 2004 and made BETWEEN:

(1)       JET MARITIME CORP., a corporation incorporated under the laws of the
          Republic of the Marshall Islands having its registered office at Trust
          Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall
          Islands MH96960 (the "OWNER"); and

(2)       NATIONAL BANK OF GREECE S.A., a company incorporated under the laws of
          Greece having its registered office at 86 Aeolou Street, 102 32
          Athens, Greece and acting for the purposes of this Guarantee through its branch at 2 Bouboulinas Street & Akti Miaouli, Piraeus 185 35,
          Greece (the "MORTGAGEE").

WHEREAS:

(A)       the Owner is the sole, absolute and unencumbered, legal and beneficial owner of all shares in the Ship described in clause 1.2;

(B)       by a Loan agreement dated 30 November 2004 (as the same may from time to time be amended, supplemented or varied) (the "LOAN AGREEMENT")
          made between (1) the Owner (therein referred to as the "BORROWER") and
          (2) the Mortgagee (therein referred to as the "BANK"), the Mortgagee agreed (inter alia) to advance by way of loan to the Owner, upon the terms and conditions therein contained, the sum of up to Twenty eight million Dollars ($28,000,000);

(C)       by an ISDA master agreement dated as of 30 November 2004 (as the same may from time to time be amended, supplemented or varied) (the "MASTER
          SWAP AGREEMENT") and made between the Owner and the Mortgagee, the
          Mortgagee agreed the terms and conditions upon which it would enter into an interest rate swap transaction or transactions with the Owner in respect of the Loan (or part thereof as the case may be from time to time);

(D)       the Owner has executed in favour of the Mortgagee a statutory Bahamian mortgage of even date herewith in account current form (the
          "MORTGAGE") constituting a first priority mortgage of sixty-four sixty-fourth (64/64th) shares in the said Ship; and

(E)       this Deed is supplemental to the Loan Agreement, the Master Swap
          Agreement and the Mortgage and to the security thereby created and is the Deed of Covenant referred to in the Loan Agreement but shall nonetheless continue in full force and effect notwithstanding any discharge of the Mortgage.

NOW THIS DEED WITNESSES AND IT IS HEREBY AGREED as follows:

1         DEFINITIONS

1.1       DEFINED EXPRESSIONS

          Words and expressions defined in the Loan Agreement shall, unless the context otherwise requires or unless otherwise defined herein, have the same meanings when used in this Deed.

1.2       DEFINITIONS

          In this Deed, unless the context otherwise requires:

          "APPROVED BROKERS" means such firm of insurance brokers, appointed by the Owner, as may from time to time be approved in writing by the
          Mortgagee for the purposes of this Deed;

          "BANKING DAY" means a day on which dealings in deposits in Dollars are carried on in the London Interbank Eurocurrency Market and (other than
          Saturday or Sunday) on which banks are open for business in London,
          Piraeus and New York City (or any other relevant place of payment under the Loan Agreement);

                                       1

          "COLLATERAL INSTRUMENTS" means notes, bills of exchange, certificates of deposit and other negotiable and non-negotiable instruments, guarantees, indemnities and other assurances against financial loss and any other documents or instruments which contain or evidence an obligation (with or without security) to pay, discharge or be responsible directly or indirectly for, any indebtedness or liabilities of the Owner or any other person liable and includes any documents or instruments creating or evidencing a mortgage, charge
          (whether fixed or floating), pledge, lien, hypothecation, assignment, trust arrangement or security interest of any kind;

          "DEFAULT" means any Event of Default or any event or circumstance which with the giving of notice or lapse of time or the satisfaction of any other condition (or any combination thereof) would constitute an Event of Default;

          "EARNINGS" means all moneys whatsoever from time to time due or payable to the Owner during the Security Period arising out of the use or operation of the Ship including (but without limiting the generality of the foregoing) all freight, hire and passage moneys, income arising under pooling arrangements, compensation payable to the
          Owner in the event of requisition of the Ship for hire, remuneration for salvage and towage services, demurrage and detention moneys and damages for breach (or payments for variation or termination) of any charterparty or other contract for the employment of the Ship;

          "ENCUMBRANCE" means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, trust arrangement or security interest or other encumbrance of any kind securing any obligation of any person or any type of preferential arrangement (including, without limitation, title transfer and/or retention arrangements having a similar effect);

          "EXPENSES" means the aggregate at any relevant time (to the extent that the same have not been received or recovered by the Mortgagee or any Receiver) of:

          (a)  all losses, liabilities, costs, charges, expenses, damages and outgoings of whatever nature (including, without limitation,
               Taxes, repair costs, registration fees and insurance premiums)
               suffered, incurred or paid by the Mortgagee or any Receiver in connection with the exercise of the powers referred to in or granted by this Deed or otherwise payable by the Owner in
               accordance with clause 10; and

          (b)  interest on all such losses, liabilities, costs, charges, expenses, damages and outgoings from the date on which the same were suffered, incurred or paid by the Mortgagee or any Receiver until the date of receipt or recovery thereof (whether before or after judgment) at a rate per annum calculated in accordance with clause 3.4 of the Loan Agreement (as conclusively certified by the Mortgagee or such Receiver, as the case may be);

          "INSURANCES" means all policies and contracts of insurance (which expression includes all entries of the Ship in a protection and indemnity or war risks association) which are from time to time during the Security Period in place or taken out or entered into by or for the benefit of the Owner (whether in the sole name of the Owner or in the joint names of the Owner and the Mortgagee or otherwise) in respect of the Ship and her Earnings or otherwise howsoever in connection with the Ship and all benefits thereof (including claims of whatsoever nature and return of premiums);

          "LOAN" means the principal amount advanced and/or to be advanced by the Mortgagee to the Owner pursuant to the Loan Agreement or, as the context may require, the amount thereof at any time outstanding;

          "LOAN AGREEMENT" means the agreement dated 30 November 2004 mentioned in recital (B) hereto;

          "LOSS PAYABLE CLAUSES" means the provisions regulating the manner of payment of sums receivable under the Insurances which are to be incorporated in the relevant insurance documents, such provisions to be in the forms set out in schedule 1 or in such other forms as may from time to time be agreed in writing by the Mortgagee;

                                       2

          "MASTER SWAP AGREEMENT" means the ISDA Master Agreement dated as of
          30 November 2004 made between the Mortgagee and the Owner mentioned in recital (C) hereto, comprising an ISDA Master Agreement (and a schedule thereto) together with any Confirmations (as defined therein)
          supplemental thereto;

          "MASTER SWAP AGREEMENT LIABILITIES" means at any relevant time all liabilities actual or contingent, present or future, owing to the
          Mortgagee under the Master Swap Agreement;

          "MORTGAGE" means the statutory mortgage mentioned in recital (D);

          "MORTGAGED PROPERTY" means:

          (a)  the Ship;

          (b)  the Insurances;

          (c)  the Earnings; and

          (d)  any Requisition Compensation;

          "MORTGAGEE" includes the successors in title, Assignees and/or
          Transferees of the Mortgagee;

          "NOTICE OF ASSIGNMENT OF INSURANCES" means a notice of assignment in the form set out in schedule 2 or in such other form as may from time to time be required or agreed in writing by the Mortgagee;

          "OPERATING ACCOUNT" means an interest bearing Dollar account of the
          Owner opened or (as the context may require) to be opened by the Owner with the Mortgagee and with account number 196/932040-75 and includes any sub-accounts thereof and any other account designated in writing by the Mortgagee to be an Operating Account for the purposes of this
          Deed;

          "OUTSTANDING INDEBTEDNESS" means the aggregate of the Loan and interest accrued and accruing thereon, the Master Swap Agreement
          Liabilities, the Expenses and all other sums of money from time to time owing to the Mortgagee, whether actually or contingently, under the Loan Agreement, the Master Swap Agreement and the other Security
          Documents or any of them;

          "OWNER" includes the successors in title of the Owner;

          "PORT OF REGISTRY" means the Port of Nassau or such other port of registry approved in writing by the Mortgagee at which the Ship is, or is to be, registered on at the date of this Deed, or at any relevant time hereafter;

          "RECEIVER" means any receiver and/or manager appointed pursuant to clause 7.2;

          "REQUISITION COMPENSATION" means all sums of money or other compensation from time to time payable during the Security Period by reason of the Compulsory Acquisition of the Ship;

          "SECURITY DOCUMENTS" means the Loan Agreement, the Master Swap
          Agreement, the Mortgage, this Deed and any other such document as is defined in the Loan Agreement as a Security Document or as may have been or may hereafter be executed to guarantee and/or secure all or any part of the Loan, interest thereon, the Master Swap Agreement
          Liabilities and other moneys from time to time owing by the Owner pursuant to the Loan Agreement and/or the Master Swap Agreement
          (whether or not any such document also secures monies from time to time owing pursuant to any other document or agreement);

          "SECURITY PERIOD" means the period commencing on the date hereof and terminating upon discharge of the security created by the Security
          Documents by payment of all moneys payable thereunder;

                                        3

          "SHIP" means the vessel Vancouver Spirit registered as a Bahamas ship at the Port of Nassau under Official Number 720789 and includes any share or interest therein and her engines, machinery, boats, tackle, outfit, equipment, spare gear, fuel, consumable or other stores, belongings and appurtenances whether on board or ashore and whether now owned or hereafter acquired and also any and all additions, improvements and replacements hereafter made in or to such vessel or any part thereof or in or to her equipment and appurtenances aforesaid;

          "TAXES" includes all present and future taxes, levies, imposts, duties, fees or charges of whatever nature together with interest thereon and penalties in respect thereof and TAXATION" shall be construed accordingly; and

          "TOTAL LOSS" means:

          (a)  the actual, constructive, compromised or arranged total loss of the Ship; or

          (b)  the Compulsory Acquisition of the Ship; or

          (c)  the hijacking, theft, condemnation, capture, seizure, arrest, detention or confiscation of the Ship (other than where the same amounts to the Compulsory Acquisition of the Ship) by any
               Government Entity, or by persons acting or purporting to act on behalf of any Government Entity, unless the Ship be released and restored to the Owner from such hijacking, theft, condemnation, capture, seizure, arrest, detention or confiscation within thirty
               (30) days after the occurrence thereof.

1.3       INSURANCE TERMS

          In clause 5.1.1:

1.3.1     "EXCESS RISKS" means the proportion (if any) of claims for general average, salvage and salvage charges and under the ordinary collision clause not recoverable in consequence of the value at which the Ship is assessed for the purpose of such claims exceeding her insured value;

1.3.2     "PROTECTION AND INDEMNITY RISKS" means the usual risks (including oil pollution and freight, demurrage and defence cover) covered by a
          United Kingdom protection and indemnity association or a protection and indemnity association which is managed in London (including, without limitation, the proportion (if any) of any sums payable to any other person or persons in case of collision which are not recoverable under the hull and machinery policies by reason of the incorporation in such policies of Clause 8 of the Institute Time Clauses (Hulls)
          (1/11/95) or the Institute Amended Running Down Clause (1/10/71) or
          any equivalent provision); and

1.3.3     "WAR RISKS" includes those risks covered by the standard form of
          English marine policy with Institute War and Strikes Clauses Hulls
          -Time (1/11/95) attached or similar cover.

1.4       CONSTRUCTION OF MORTGAGE TERMS

          In the Mortgage:

1.4.1     references to "INTEREST" shall be construed as references to interest covenanted to be paid in accordance with clause 3.2 and any interest specified in paragraph (b) of the definition of "EXPENSES" in clause 1.2;

1.4.2     references to "PRINCIPAL" shall be construed as references to all moneys (other than interest) for the time being comprised in the
          Outstanding Indebtedness;

1.4.3     the term "ACCOUNT CURRENT" means an account or accounts maintained by the Mortgagee, in accordance with its usual practice, evidencing the amounts from time to time lent by, owing to and paid to it under the
          Security Documents. Such account or accounts shall, in the absence

                                        4

          of manifest error, be conclusive as to the amount from time to time owing by the Owner to the Mortgagee under the Security Documents and any certificate from the Mortgagee as to the amount owing by the Owner under the Security Documents shall be conclusive in the absence of manifest error, and the sum specified in any such certificate shall be the certain and liquidated sum owing by the Owner to the Mortgagee;
          and

1.4.4     the expression "ALL SUMS FOR THE TIME BEING OWED TO THE MORTGAGEE"
          means the whole of the Outstanding Indebtedness.

1.5       HEADINGS

          Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this
          Deed.

1.6       CONSTRUCTION OF CERTAIN TERMS

          In this deed, unless the context otherwise requires:

1.6.1     references to clauses and schedules are to be construed as references to clauses of, and schedules to, this Deed and references to this Deed include its schedules;

1.6.2     references to (or to any specified provision of) this Deed or any other document shall be construed as references to this Deed, that provision or that document as in force for the time being and as amended in accordance with the terms thereof, or, as the case may be, with the agreement of the relevant parties;

1.6.3     words importing the plural shall include the singular and vice versa;

1.6.4     references to a person shall be construed as references to an individual, firm, company, corporation, unincorporated body of persons or any Government Entity;

1.6.5     references to a "GUARANTEE" shall include references to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets or services as a consequence of a default by any other person to pay any Indebtedness and "GUARANTEED" shall be construed accordingly; and

1.6.6     references to statutory provisions shall be construed as references to those provisions as replaced or amended or re-enacted from time to time.

1.7       CONFLICT WITH LOAN AGREEMENT AND MASTER SWAP AGREEMENT

          This Deed shall be read together with the Loan Agreement and the
          Master Swap Agreement but (a) in case of any conflict between this
          Deed and the Loan Agreement, the provisions of the Loan Agreement shall prevail and (b) in case of any conflict between this Deed and the Master Swap Agreement, the provisions of the Master Swap Agreement shall prevail.

2         MORTGAGE AND ASSIGNMENT

2.1       MORTGAGE AND ASSIGNMENT

          By way of security for payment of the Outstanding Indebtedness, the
          Owner with full title guarantee hereby mortgages and charges to and in favour of the Mortgagee all its rights, title and interest present and future in and to the Mortgaged Property and, without prejudice to the generality of the foregoing, hereby assigns and agrees to assign to the Mortgagee absolutely all its rights, title and interest in and to the Earnings, the Insurances and any Requisition Compensation and all
          its benefits and interests present and future therein Provided however that:

                                        5

2.1.1     Earnings

          the Earnings shall be payable to the Operating Account until such time as a Default shall occur and the Mortgagee shall direct to the contrary whereupon the Owner shall forthwith, and the Mortgagee may at any time thereafter, instruct the persons from whom the Earnings are then payable to pay the same to the Mortgagee or as it may direct and any Earnings then in the hands of the Owner's brokers or other agents shall be deemed to have been received by them for the use and on behalf of the Mortgagee;

2.1.2     Insurances

          unless and until a Default shall occur (whereupon all insurance recoveries, other than any moneys payable under any loss of earnings insurance, shall be receivable by the Mortgagee and applied in accordance with clause 8.1 or, as the case may be, clause 8.4):

          (a)  any moneys payable under the Insurances, other than any moneys payable under any loss of earnings insurance, shall be payable in accordance with the terms of the relevant Loss Payable Clause and the Mortgagee will not in the meantime give any notification to the contrary to the insurers as contemplated by the Loss Payable
               Clauses;

          (b)  any insurance moneys received by the Mortgagee in respect of any major casualty (as specified in the relevant Loss Payable Clause)
               shall, unless prior to receipt or whilst such moneys are in the hands of the Mortgagee there shall have occurred a Default
               (whereupon such insurance monies shall be applied in accordance with clause 8.1 or, as the case may be, clause 8.4), be paid over to the Owner upon the Owner furnishing evidence satisfactory to the Mortgagee that all loss and damage resulting from such casualty has been properly made good and repaired, and that all repair accounts and other liabilities whatsoever in connection with the casualty have been fully paid and discharged by the
               Owner, provided however that the insurers with whom the fire and usual marine risks insurances are effected may, in the case of a major casualty, and with the previous consent in writing of the
               Mortgagee, make payment on account of repairs in the course of being effected; and

          (c)  any moneys payable under any loss of earnings insurance shall be payable in accordance with the terms of the relevant Loss Payable
               Clause and shall be subject to such provisions of this clause 2 as shall apply to Earnings and the Mortgagee will not give any notification to the insurers as contemplated in such Loss Payable
               Clause unless and until the Mortgagee shall have become entitled under clause 2.1.1 to direct that the Earnings be paid to the
               Mortgagee.

2.2       NOTICE

          The Owner hereby covenants and undertakes with the Mortgagee that it will from time to time upon the written request of the Mortgagee give written notice (in such form as the Mortgagee shall reasonably require) of the assignment herein contained to the persons from whom any part of the Mortgaged Property is or may be due.

2.3       USE OF OWNER'S NAME

          The Owner covenants and undertakes with the Mortgagee to do or permit to be done each and every act or thing which the Mortgagee may from time to time require to be done for the purpose of enforcing the
          Mortgagee's rights under this Deed and to allow its name to be used as and when required by the Mortgagee for that purpose.

2.4       REASSIGNMENT

          Upon payment and discharge in full to the satisfaction of the
          Mortgagee of the Outstanding Indebtedness, the Mortgagee shall, at the request and cost of the Owner, re-assign the Earnings, the Insurances and any Requisition Compensation to the Owner or as it may direct.

                                        6

3         COVENANT TO PAY

          In consideration of the advance by the Mortgagee to the Owner on or before the date hereof of the total principal sum of Twenty eight million Dollars ($28,000,000) (receipt of which sum the Owner hereby acknowledges) in accordance with the provisions of the Loan Agreement, the Owner hereby covenants with the Mortgagee:

3.1       to repay the Loan by the instalments and on the dates referred to and otherwise in the manner and upon the terms set out in the Loan
          Agreement;

3.2       to pay interest on the Loan, and on any overdue interest or other moneys payable under the Loan Agreement, at the rate or rates from time to time applicable thereto in the manner and upon the terms set out in the Loan Agreement; and

3.3       to pay all other moneys payable by the Owner under the Security
          Documents or any of them at the times and in the manner therein specified.

4         CONTINUING SECURITY AND OTHER MATTERS

4.1       CONTINUING SECURITY

          The security created by the Mortgage and this Deed shall:

4.1.1     be held by the Mortgagee as a continuing security for the payment of the Outstanding Indebtedness and the performance and observance of and compliance with all of the covenants, terms and conditions contained in the Security Documents, express or implied and the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the amount hereby and thereby secured (or by any settlement of accounts between the Owner or any other person who may be liable to the Mortgagee in respect of the Outstanding
          Indebtedness or any part thereof and the Mortgagee);

4.1.2     be in addition to, and shall not in any way prejudice or affect, and may be enforced by the Mortgagee without prior recourse to, the security created by any of the other Security Documents or by any present or future Collateral Instruments, right or remedy held by or available to the Mortgagee or any right or remedy of the Mortgagee thereunder; and

4.1.3     not be in any way prejudiced or affected by the existence of any of the other Security Documents or any such Collateral Instrument, rights or remedies or by the same becoming wholly or in part void, voidable or unenforceable on any ground whatsoever or by the Mortgagee dealing with, exchanging, varying or failing to perfect or enforce any of the same, or giving time for payment or performance or indulgence or compounding with any other person liable.

4.2       RIGHTS ADDITIONAL

          All the rights, remedies and powers vested in the Mortgagee hereunder shall be in addition to and not a limitation of any and every other right, power or remedy vested in the Mortgagee under the Loan
          Agreement, the Master Swap Agreement, this Deed, the other Security
          Documents or any such Collateral Instrument or at law and that all the powers so vested in the Mortgagee may be exercised from time to time and as often as the Mortgagee may deem expedient.

4.3       NO ENQUIRY

          Neither the Mortgagee nor any Receiver shall be obliged to make any enquiry as to the nature or sufficiency of any payment received by it under the Mortgage and/or this Deed or to make any claim or take any action to collect any moneys hereby assigned or to enforce any rights or benefits hereby assigned to the Mortgagee or to which the Mortgagee may at any time be entitled under the Mortgage and/or this Deed.

                                        7

4.4       OBLIGATIONS OF OWNER AND MORTGAGEE

          The Owner shall remain liable to perform all the obligations assumed by it in relation to the Mortgaged Property and the Mortgagee shall be under no obligation of any kind whatsoever in respect thereof or be under any liability whatsoever in the event of any failure by the
          Owner to perform its obligations in respect thereof.

4.5       DISCHARGE OF MORTGAGE

          Notwithstanding that this Deed is expressed to be supplemental to the
          Mortgage it shall continue in full force and effect after any discharge of the Mortgage.

5         COVENANTS

5.1       The Owner hereby covenants with the Mortgagee and undertakes throughout the Security Period:

5.1.1     Insurance

          (a)  Insured risks, amounts and terms

               to insure and keep the Ship insured free of cost and expense to the Mortgagee and in the sole name of the Owner or, if so
               required by the Mortgagee, in the joint names of the Owner and the Mortgagee (but without liability on the part of the Mortgagee for premiums or calls):

               (i)  against fire and usual marine risks (including excess risks)
                    and war risks, on an agreed value basis, in such amounts
                    (but not in any event less than whichever shall be the
                    greater of (A) the market value of the Ship for the time
                    being (as determined by the Mortgagee pursuant to clause
                    8.3.2 of the Loan Agreement) and (B) the amount which:

                    (aa) if the Owner and the Mortgagee have not entered into a
                         Transaction or Transactions, shall be equal to at least
                         One hundred and thirty per cent (130%) of the Loan; and

                    (bb) if the Owner and the Mortgagee have entered into a
                         Transaction or Transactions, shall be equal to at least
                         One hundred and forty per cent (140%) of the aggregate
                         of (A) the Loan and (B) the Swap Exposure),

                    and upon such terms as shall from time to time be approved in writing by the Mortgagee;

               (ii) against protection and indemnity risks (including pollution risks for the highest amount in respect of which cover is or may become available for ships of the same type, size, age and flag as the Ship and a freight, demurrage and defence
                    cover) for the full value and tonnage of the Ship (as
                    approved in writing by the Mortgagee) and upon such terms as shall from time to time be approved in writing by the
                    Mortgagee; and

               (iii) in respect of such other matters of whatsoever nature and howsoever arising in respect of which insurance would be
                    maintained by a prudent owner of the Ship,

               and to pay to the Mortgagee the cost (as conclusively certified by the Mortgagee) of (aa) any mortgagee's interest insurance
               (including, if the Mortgagee shall so require, mortgagee's additional perils (including all P&I risks) coverage) which the
               Mortgagee may from time to time effect in respect of the Ship upon such terms and in such amounts (not exceeding:

                                       8

               (a)  if the Owner and the Mortgagee have not entered into a
                    Transaction or Transactions, one hundred and fifteen per
                    cent (115%) of the Loan; and

               (b)  if the Owner and the Mortgagee have entered into a
                    Transaction or Transactions, one hundred and twenty five per cent (125%) of the aggregate of (A) the Loan and (B) the
                    Swap Exposure),

               as it shall deem desirable and (bb) any other insurance cover which the Mortgagee may from time to time effect in respect of the Ship and/or in respect of its interest and potential third party liability as mortgagee of the Ship as the Mortgagee shall deem desirable having regard to any limitations in respect of amount or extent of cover which may from time to time be
               applicable to any of the other insurances referred to in this clause 5.1.1(a);

          (b)  Approved brokers, insurers and associations

               to effect the insurances aforesaid in such currency as the
               Mortgagee may approve and through the Approved Brokers and with such insurance companies and/or underwriters as shall from time to time be approved in writing by the Mortgagee; provided however that the insurances against war risks and protection and
               indemnity risks may be effected by the entry of the Ship with such war risks and protection and indemnity associations as shall from time to time be approved in writing by the Mortgagee;

          (c)  Fleet liens, set-off and cancellation

               if any of the insurances referred to in clause 5.1.1(a) form part of a fleet cover, to procure that the Approved Brokers shall undertake to the Mortgagee that they shall neither set off against any claims in respect of the Ship any premiums due in respect of other vessels under such fleet cover or any premiums due for other insurances, nor cancel the insurance for reason of non-payment of premiums for other vessels under such fleet cover or of premiums for such other insurances, and shall undertake to issue a separate policy in respect of the Ship if and when so requested by the Mortgagee;

          (d)  Payment of premiums and calls

               punctually to pay all premiums, calls, contributions or other sums payable in respect of all such insurances and to produce all relevant receipts or other evidence of payment when so required by the Mortgagee;

          (e)  Renewal

               at least fourteen (14) days before the relevant policies,
               contracts or entries expire, to notify the Mortgagee of the names of the brokers and/or the war risks and protection and indemnity associations proposed to be employed by the Owner or any other party for the purposes of the renewal of such insurances and of the amounts in which such insurances are proposed to be renewed and the risks to be covered and, subject to compliance with any requirements of the Mortgagee pursuant to this clause 5.1.1, to procure that appropriate instructions for the renewal of such insurances on the terms so specified are given to the Approved
               Brokers and/or to the approved war risks and protection and indemnity associations at least ten (10) days before the relevant policies, contracts or entries expire, and that the Approved
               Brokers and/or the approved war risks and protection and
               indemnity associations will at least seven (7) days before such expiry (or within such shorter period as the Mortgagee may from time to time agree) confirm in writing to the Mortgagee as and when such renewals have been effected in accordance with the instructions so given;

          (f)  Guarantees

               to arrange for the execution and delivery of such guarantees or indemnities as may from time to time be required by any
               protection and indemnity or war risks association;

                                       9

          (g)  Hull policy documents, notices, loss payable clauses and brokers'
               undertakings

               to deposit with the Approved Brokers (or procure the deposit of)
               all slips, cover notes, policies, certificates of entry or other instruments of insurance from time to time issued in connection with such of the insurances referred to in clause 5.1.1(a) as are effected through the Approved Brokers and procure that the interest of the Mortgagee shall be endorsed thereon by
               incorporation of the relevant Loss Payable Clause and, where the
               Insurances have been assigned to the Mortgagee, by means of a
               Notice of Assignment of Insurances (signed by the Owner and by any other assured who shall have assigned its interest in the
               Insurances to the Mortgagee) and that the Mortgagee shall be furnished with pro forma copies thereof and a letter or letters of undertaking from the Approved Brokers in such form as shall from time to time be required by the Mortgagee;

          (h)  Associations' loss payable clauses, undertakings and certificates to procure that any protection and indemnity and/or war risks associations in which the Ship is for the time being entered shall endorse the relevant Loss Payable Clause on the relevant certificate of entry or policy and shall furnish the Mortgagee with a copy of such certificate of entry or policy and a letter or letters of undertaking in such form as shall from time to time be required by the Mortgagee;

          (i)  Extent of cover and exclusions

               to take all necessary action and comply with all requirements which may from time to time be applicable to the Insurances
               (including, without limitation, the making of all requisite declarations within any prescribed time limits and the payment of any additional premiums or calls) so as to ensure that the
               Insurances are not made subject to any exclusions or
               qualifications to which the Mortgagee has not given its prior written consent and are otherwise maintained on terms and
               conditions from time to time approved in writing by the
               Mortgagee;

          (j)  Correspondence with brokers and associations

               to provide to the Mortgagee, at the time of each such
               communication, copies of all written communications between the
               Owner and the Approved Brokers and approved war risks and
               protection and indemnity associations which relate to compliance with requirements from time to time applicable to the Insurances including, without limitation, all requisite declarations and payments of additional premiums or calls referred to in
               clause 5.1.1(i);

          (k)  Independent report

               if so requested by the Mortgagee, but at the cost of the Owner, to furnish the Mortgagee from time to time with a detailed report signed by an independent firm of marine insurance brokers
               appointed by the Mortgagee dealing with the insurances maintained on the Ship and stating the opinion of such firm as to the adequacy thereof;

          (l)  Collection of claims

               to do all things necessary and provide all documents, evidence and information to enable the Mortgagee to collect or recover any moneys which shall at any time become due in respect of the
               Insurances;

          (m)  Employment of Ship

               not to employ the Ship or suffer the Ship to be employed
               otherwise than in conformity with the terms of the Insurances
               (including any warranties express or implied therein) without first obtaining the consent of the insurers to such employment and complying with such requirements as to extra premium or otherwise as the insurers may prescribe; and

                                       10

          (n)  Application of recoveries

               to apply all sums receivable under the Insurances which are paid to the Owner in accordance with the Loss Payable Clauses in repairing all damage and/or in discharging the liability in respect of which such sums shall have been received;

5.1.2     Ship's name and registration

          (a)  not to change the name of the Ship;

          (b)  to ensure the Ship is permanently registered as a Bahamian ship within ninety (90) days of the date hereof;

          (c)  to keep the Ship registered as a Bahamian ship at the Port of
               Registry;

          (d)  not do or suffer to be done anything, or omit to do anything the doing or omission of which could or might result in such
               registration being forfeited or imperilled or which could or might result in the Ship being required to be registered
               otherwise than as a Bahamian ship at the Port of Registry;

          (e)  not to register the Ship or permit its registration under any other flag or at any other port without the prior written consent of the Mortgagee;

          (f)  if the said registration of the Ship is for a limited period, to renew the registration of the Ship at least forty five (45) days prior to the expiry of such registration and to provide evidence of such renewal to the Mortgagee at least thirty (30) days prior to such expiry;

5.1.3     Repair

          to keep the Ship in a good and efficient state of repair and procure that all repairs to or replacement of any damaged, worn or lost parts or equipment are effected in such manner (both as regards workmanship and quality of materials) as not to diminish the value of the Ship;

5.1.4     Modification; removal of parts; equipment owned by third parties not without the prior written consent of the Mortgagee to, or suffer any other person to:

          (a)  make any modification to the Ship in consequence of which her structure, type or performance characteristics could or might be materially altered or her value materially reduced; or

          (b)  remove any material part of the Ship or any equipment the value of which is such that its removal from the Ship would materially reduce the value of the Ship without replacing the same with equivalent parts or equipment which are owned by the Owner free from Encumbrances; or

          (c)  install on the Ship any equipment owned by a third party which cannot be removed without causing damage to the structure or fabric of the Ship;

5.1.5     Maintenance of class; compliance with regulations

          to maintain the Classification as the class of the Ship and to comply with and ensure that the Ship at all times complies with the provisions of the Merchant Shipping Acts and all regulations and requirements (statutory or otherwise) from time to time applicable to vessels registered at the Port of Registry or otherwise applicable to the Ship;

                                       11

5.1.6     Surveys

          to submit the Ship to continuous surveys and such periodical or other surveys as may be required for classification purposes and to supply to the Mortgagee copies of all survey reports issued in respect thereof;

5.1.7     Inspection

          to ensure that the Mortgagee, by surveyors or other persons appointed by it for such purpose, may board the Ship at all reasonable times for the purpose of inspecting her and to afford all proper facilities for such inspections and for this purpose to give the Mortgagee reasonable advance notice of any intended drydocking of the Ship (whether for the purpose of classification, survey or otherwise);

5.1.8     Prevention of and release from arrest

          promptly to pay and discharge all debts, damages, liabilities and outgoings whatsoever which have given or may give rise to maritime, statutory or possessory liens on, or claims enforceable against, the
          Ship, her Earnings or her Insurances or any part thereof and, in the event of a writ or libel being filed against the Ship or her Earnings or Insurances or any part thereof, or of any of the same being arrested, attached or levied upon pursuant to legal process or purported legal process or in the event of detention of the Ship in exercise or purported exercise of any such lien or claim as aforesaid, to procure the release of the Ship, her Earnings and Insurances from such arrest, detention attachment or levy or, as the case may be, the discharge of the writ or libel forthwith upon receiving notice thereof by providing bail or procuring the provision of security or otherwise as the circumstances may require;

5.1.9     Employment

          not to employ the Ship or permit her employment in any manner, trade or business which is forbidden by international law, or which is unlawful or illicit under the law of any relevant jurisdiction, or in carrying illicit or prohibited goods, or in any manner whatsoever which may render her liable to condemnation in a prize court, or to destruction, seizure, confiscation, penalty or sanctions and, in the event of hostilities in any part of the world (whether war be declared or not), not to employ the Ship or permit her employment in carrying any contraband goods, or enter or trade to or to continue to trade in any zone which has been declared a war zone by any Government Entity or by the Ship's war risks insurers unless the prior written consent of the Mortgagee is obtained and such special insurance cover as the
          Mortgagee may require shall have been effected by the Owner and at its expense;

5.1.10    Information

          promptly to furnish the Mortgagee with all such information as it may from time to time require regarding the Ship, her employment, position and engagements, particulars of all towages and salvages, and copies of all charters and other contracts for her employment, or otherwise howsoever concerning her;

5.1.11    Notification of certain events

          to notify the Mortgagee forthwith by facsimile thereafter confirmed by letter of:

          (a)  any damage to the Ship requiring repairs the cost of which will or might exceed Three hundred thousand Dollars ($300,000) (or the equivalent in any other currency);

          (b)  any occurrence in consequence of which the Ship has or may become a Total Loss;

          (c)  any requisition of the Ship for hire;

                                       12

          (d)  any requirement or recommendation made by any insurer or the
               Classification Society or by any competent authority which is not, or cannot be, complied with in accordance with its terms;

          (e)  any arrest or detention of the Ship or any exercise or purported exercise of a lien or other claim on the Ship or the Earnings or
               Insurances or any part thereof;

          (f)  any petition or notice of meeting to consider any resolution to wind up the Owner (or any event analogous thereto under the laws of the place of its incorporation);

          (g)  the occurrence of any Default; or

          (h)  the occurrence of any Environmental Claim against the Owner, the
               Ship, any other Relevant Party or any other Relevant Ship or any incident, event or circumstances which may give rise to any such
               Environmental Claim;

5.1.12    Payment of outgoings and evidence of payments

          promptly to pay all tolls, dues and other outgoings whatsoever in respect of the Ship and her Earnings and Insurances and to keep proper books of account in respect of the Ship and her Earnings and, as and when the Mortgagee may so require, to make such books available for inspection on behalf of the Mortgagee, and to furnish satisfactory evidence that the wages and allotments and the insurance and pension contributions of the Master and crew are being promptly and regularly paid and that all deductions from crew's wages in respect of any applicable tax liability are being properly accounted for and that the
          Master has no claim for disbursements other than those incurred by him in the ordinary course of trading on the voyage then in progress;

5.1.13    Encumbrances

          not without the prior written consent of the Mortgagee (and then only subject to such conditions as the Mortgagee may impose) to create or purport or agree to create or permit to arise or subsist any
          Encumbrance (other than Permitted Liens) over or in respect of the
          Ship, any share or interest therein or in any other part of the
          Mortgaged Property otherwise than to or in favour of the Mortgagee;

5.1.14    Sale or other disposal

          not without the prior written consent of the Mortgagee (and then only subject to such conditions as the Mortgagee may impose) to sell, agree to sell, transfer, abandon or otherwise dispose of the Ship or any share or interest therein;

5.1.15    Chartering

          not without the prior written consent of the Mortgagee (which the
          Mortgagee shall have full liberty to withhold) and, if such consent is given, only subject to such conditions as the Mortgagee may impose, to let the Ship:

          (a)  on demise charter for any period;

          (b)  by any time or consecutive voyage charter for a term which exceeds or which by virtue of any optional extensions therein contained may exceed eighteen (18) months' duration;

          (c)  on terms whereby more than two (2) months' hire (or the equivalent) is payable in advance;

          (d)  below the market rate prevailing at the time when the Ship is fixed or other than on arms' length terms;

                                       13

5.1.16    Sharing of Earnings

          not without the prior written consent of the Mortgagee (and then only subject to such conditions as the Mortgagee may impose) to enter into any agreement or arrangement whereby the Earnings may be shared with any other person;

5.1.17    Payment of Earnings

          to procure that the Earnings are paid to the Operating Account pursuant to the provisions of clause 14 of the Loan Agreement and to procure that the same are paid to the Mortgagee at all times if and when the same shall be or shall have become so payable in accordance with the Security Documents after the Mortgagee shall have directed pursuant to clause 2.1.1 that the same shall be no longer receivable by the Owner and that any Earnings which are so payable and which are in the hands of the Owner's brokers or agents are duly accounted for and paid over to the Mortgagee forthwith on demand;

5.1.18    Repairers' liens

          not without the prior written consent of the Mortgagee to put the Ship into the possession of any person for the purpose of work being done upon her in an amount exceeding or likely to exceed Three hundred thousand Dollars ($300,000) (or the equivalent in any other currency)
          unless such person shall first have given to the Mortgagee in terms satisfactory to it, a written undertaking not to exercise any lien on the Ship or the Earnings for the cost of such work or otherwise;

5.1.19    Manager

          not without the prior written consent of the Mortgagee to appoint any manager of the Ship other than either of the Managers (and in the case of Teekay, only for the Teekay Period) or to terminate, or amend the terms of, the relevant Management Agreement;

5.1.20    Notice of Mortgage

          to place and at all times and places to retain a properly certified copy of the Mortgage and this Deed (which shall form part of the
          Ship's documents) on board the Ship with her papers and cause such certified copy of the Mortgage and this Deed to be exhibited to any and all persons having business with the Ship which might create or imply any commitment or encumbrance whatsoever on or in respect of the
          Ship (other than a lien for crew's wages and salvage) and to any representative of the Mortgagee and to place and keep prominently displayed in the navigation room and in the Master's cabin of the Ship a framed printed notice in plain type reading as follows:

                               "NOTICE OF MORTGAGE

          This Ship is subject to a first priority mortgage and deed of covenant in favour of [HERE INSERT NAME OF MORTGAGEE] of [HERE INSERT ADDRESS
          OF MORTGAGEE]. Under the said mortgage and deed of covenant, neither the Owner nor any charterer nor the Master of this Ship has any right, power or authority to create, incur or permit to be imposed upon this
          Ship any commitments or encumbrances whatsoever other than for crew's wages and salvage"

          and in terms of the said notice it is hereby agreed that save and subject as otherwise herein provided, neither the Owner nor any charterer nor the Master of the Ship nor any other person has any right, power or authority to create, incur or permit to be imposed upon the Ship any lien whatsoever other than for crew's wages and salvage;

5.1.21    Conveyance on default

          where the Ship is (or is to be) sold in exercise of any power contained in this Deed or otherwise conferred on the Mortgagee, to execute, forthwith upon request by the Mortgagee, such form of conveyance of the Ship as the Mortgagee may require;

                                       14

5.1.22    Anti-drug abuse

          without prejudice to clause 5.1.9, to take all necessary and proper precautions to prevent any infringements of the Anti-Drug Abuse Act of
          1986 of the United States of America or any similar legislation applicable to the Ship in any jurisdiction in or to which the Ship shall be employed or located or trade or which may otherwise be applicable to the Ship and/or the Owner and, if the Mortgagee shall so require, to enter into a "Carrier Initiative Agreement" with the
          United States Customs Service and to procure that the same agreement
          (or any similar agreement hereafter introduced by any Government
          Entity of the United States of America) is maintained in full force and effect and performed by the Owner;

5.1.23    Compliance with Environmental Laws

          to comply with, and procure that all Environmental Affiliates of the
          Owner comply with, all Environmental Laws including, without limitation, requirements relating to manning and establishment of financial responsibility and to obtain and comply with, and procure that all Environmental Affiliates of the Owner obtain and comply with, all Environmental Approvals; and

5.1.24    Survey reports

          to deliver to the Mortgagee on the date falling five (5) years after the date of this Deed and on each of the dates falling at twelve (12)
          months thereafter a report prepared by surveyors or inspectors appointed by the Mortgagee in relation to the seaworthiness and safe operation of the Ship, to produce evidence to the Mortgagee that any recommendations made in such reports have been complied with or will be complied with in accordance with their terms, in full and thereafter to procure that such recommendations are so complied with.

6         POWERS OF MORTGAGEE TO PROTECT SECURITY AND REMEDY DEFAULTS

6.1       PROTECTIVE ACTION

          The Mortgagee shall, without prejudice to its other rights, powers and remedies under any of the Security Documents, be entitled (but not bound) at any time, and as often as may be necessary, to take any such action as it may in its discretion think fit for the purpose of protecting or maintaining the security created by this Deed and the other Security Documents, and all Expenses attributable thereto shall be payable by the Owner on demand, together with interest thereon at the rate provided for in clause 3.4 of the Loan Agreement from the date such expense or liability was incurred by the Mortgagee until the date of actual receipt whether before or after any relevant judgement.

6.2       REMEDY OF DEFAULTS

          Without prejudice to the generality of the provisions of clause 6.1:

6.2.1     if the Owner fails to comply with any of the provisions of clause
          5.1.1 the Mortgagee shall be entitled (but not bound) to effect and thereafter to maintain all such insurances upon the Ship as in its discretion it may think fit in order to procure the compliance with such provisions or alternatively, to require the Ship (at the Owner's risk) to remain in, or to proceed to and remain in a port designated by the Mortgagee until such provisions are fully complied with;

6.2.2     if the Owner fails to comply with any of the provisions of clauses 5.1.3, 5.1.5 or 5.1.6, the Mortgagee shall be entitled (but not bound) to arrange for the carrying out of such repairs, changes or surveys as it may deem expedient or necessary in order to procure the compliance with such provisions; and

6.2.3     if the Owner fails to comply with any of the provisions of clause
          5.1.8 the Mortgagee shall be entitled (but not bound) to pay and discharge all such debts, damages, liabilities and outgoings as are therein mentioned and/or to take any such measures as it may deem

                                     15

          expedient or necessary for the purpose of securing the release of the
          Ship in order to procure the compliance with such provisions,

          and the Expenses attributable to the exercise by the Mortgagee of any such powers shall be payable by the Owner to the Mortgagee on demand.

7         POWERS OF MORTGAGEE ON EVENT OF DEFAULT

7.1       POWERS

          Upon the happening of any Event of Default, the Mortgagee shall become forthwith entitled by notice given to the Owner in accordance with the provisions of clause 10.2 of the Loan Agreement to declare the
          Outstanding Indebtedness to be due and payable immediately or in accordance with such notice, whereupon the Outstanding Indebtedness shall become so due and payable and (whether or not the Mortgagee shall have given any such notice) the Mortgagee shall become forthwith entitled, as and when it may see fit, to put into force and exercise in relation to the Mortgaged Property or any part thereof all or any of the rights, powers and remedies possessed by it as mortgagee of the
          Mortgaged Property (whether at law, by virtue of the Mortgage and this
          Deed or otherwise) and in particular (without limiting the generality of the foregoing):

7.1.1     to take possession of the Ship;

7.1.2     to require that all policies, contracts, certificates of entry and other records relating to the Insurances (including details of and correspondence concerning outstanding claims) be delivered forthwith to such adjusters and/or brokers and/or other insurers as the
          Mortgagee may nominate;

7.1.3     to collect, recover, compromise and give a good discharge for, all claims then outstanding or thereafter arising under the Insurances or any of them or in respect of any other part of the Mortgaged Property, and to take over or institute (if necessary using the name of the
          Owner) all such proceedings in connection therewith as the Mortgagee in its absolute discretion thinks fit, and, in the case of the
          Insurances, to permit the brokers through whom collection or recovery is effected to charge the usual brokerage therefor;

7.1.4     to discharge, compound, release or compromise claims in respect of the
          Ship or any other part of the Mortgaged Property which have given or may give rise to any charge or lien or other claim on the Ship or any other part of the Mortgaged Property or which are or may be enforceable by proceedings against the Ship or any other part of the
          Mortgaged Property;

7.1.5     to sell the Ship or any share or interest therein with or without prior notice to the Owner, and with or without the benefit of any charterparty, and free from any claim by the Owner (whether in admiralty, in equity, at law or by statute) by public auction or private contract, at such place and upon such terms as the Mortgagee in its absolute discretion may determine, with power to postpone any such sale, and without being answerable for any loss occasioned by such sale or resulting from postponement thereof and with power, where the Mortgagee purchases the Ship, to make payment of the sale price by making an equivalent reduction in the amount of the Outstanding
          Indebtedness in the manner referred to in clause 8.1;

7.1.6     to manage, insure, maintain and repair the Ship, and to employ, sail or lay up the Ship in such manner and for such period as the
          Mortgagee, in its absolute discretion, deems expedient accounting only for net profits arising from any such employment; and

7.1.7     to recover from the Owner on demand all Expenses incurred or paid by the Mortgagee in connection with the exercise of the powers (or any of them) referred to in this clause 7.1.

                                       16

7.2       RECEIVER

7.2.1     Appointment

          At any time after the Outstanding Indebtedness shall have become due and payable in accordance with a notice given by the Mortgagee to the
          Owner pursuant to clause 10.2 of the Loan Agreement, the Mortgagee shall be entitled (but not bound) by writing under its Common Seal or under the hand of any Director or officer of the Mortgagee to appoint any person or persons to be a receiver and/or manager of the Mortgaged
          Property or any part thereof (with power to authorise any joint receiver and/or manager to exercise any power independently of any other joint receiver and/or manager) and may from time to time fix his remuneration, and may remove any receiver and/or manager so appointed and appoint another in his place. Any receiver and/or manager so appointed shall be the agent of the Owner and the Owner shall be solely responsible for his acts or defaults and for his remuneration, and such receiver and/or manager so appointed shall have all powers conferred by the Law of Property Act 1925 without the restrictions contained in sections 93 and 103 of that Act and, in addition, power on behalf of and at the cost of the Owner (notwithstanding any liquidation of the Owner) to do or omit to do anything which the Owner could do or omit to do in relation to the Mortgaged Property or any part thereof and in particular {but without prejudice to the generality of the foregoing) any such receiver and/or manager may exercise all the powers and discretions conferred on the Mortgagee by the Mortgage and this Deed.

7.2.2     Remuneration

          Any Receiver shall be entitled to remuneration appropriate to the work and responsibilities involved, upon the basis of charging from time to time adopted by the Receiver in accordance with the current practice of his firm, without being limited to the maximum rate specified in section 109(6) of the Law of Property Act 1925.

7.2.3     Liability of mortgagee in possession

          Neither the Mortgagee nor any Receiver shall be liable as mortgagee in possession in respect of all or any of the Mortgaged Property to account or be liable for any loss upon realisation or for any neglect or default of any nature whatsoever in connection therewith for which a mortgagee in possession may be liable as such.

7.3       DEALINGS WITH MORTGAGEE OR RECEIVER

          Upon any sale of the Ship or any share or interest therein by the
          Mortgagee pursuant to clause 7.1.5 or pursuant to clause 11.1, or by any Receiver, the purchaser shall not be bound to see or enquire whether the Mortgagee's power of sale has arisen in the manner provided in this Deed and the sale shall be deemed to be within the power of the Mortgagee (or the Receiver, as the case may be) and the receipt of the Mortgagee (or the Receiver, as the case may be) for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor and the sale shall operate to divest the Owner of all rights, title and interest of any nature whatsoever in the Ship and to bar any such interest of the Owner and all persons claiming through or under the Owner.

8         APPLICATION OF MONEYS

8.1       APPLICATION

          All moneys received by the Mortgagee or any Receiver in respect of:

8.1.1     sale of the Ship or any share or interest therein;

8.1.2     recovery under the Insurances (other than under any loss of earnings insurance and any such sum or sums as may have been received by the
          Mortgagee in accordance with the

                                       17

          relevant Loss Payable Clause in respect of a major casualty as therein defined and paid over to the Owner as provided in clause 2.1.2(b) or which fall to be otherwise applied under clause 8.4);

8.1.3     Requisition Compensation; and

8.1.4     the employment of the Ship pursuant to the provisions of clause 7.1.6,

          shall be held by it upon trust in the first place to pay or make good the Expenses and the balance shall be applied by the Mortgagee in the manner specified in clause 13.1 of the Loan Agreement.

8.2       SHORTFALLS

          In the event that the monies received pursuant to clause 8.1 are insufficient to pay in full the whole of the Outstanding Indebtedness, the Mortgagee or the Receiver, as the case may be, shall be entitled to collect the shortfall from the Owner or any other person liable for the time being therefor.

8.3       APPLICATION OF EARNINGS RECEIVED BY MORTGAGEE OR RECEIVER

          Any moneys received by the Mortgagee or any Receiver in respect of the
          Earnings shall:

8.3.1     if received by the Mortgagee, or in the hands of the Mortgagee, prior to the occurrence of an Event of Default, be retained by the Mortgagee and shall be paid over by the Mortgagee, to the Operating Account at such times, in such amounts and for such purposes and/or shall be applied by the Mortgagee, in or towards satisfaction of any sums from time to time accruing due and payable by the Owner under the Loan
          Agreement, the Master Swap Agreement, this Deed, the Mortgage or any of the other Security Documents or any of them or by virtue of payment demanded thereunder, in each case as the Mortgagee, may in its absolute discretion determine; and

8.3.2     if received by the Mortgagee or any Receiver, or in the hands of the
          Mortgagee or any Receiver, after the occurrence of an Event of
          Default, be applied by the Mortgagee or any Receiver, in the manner specified in clause 8.1 and/or clause 8.3.1, as the Mortgagee or any
          Receiver, may in its absolute discretion determine.

8.4       APPLICATION OF INSURANCES RECEIVED BY MORTGAGEE OR RECEIVER

          Any moneys received by the Mortgagee or any Receiver in respect of the
          Insurances (other than in respect of recovery under any loss of earnings insurance or in respect of a Total Loss) shall:

8.4.1     if received by the Mortgagee, or in the hands of the Mortgagee, after the occurrence of a Default but prior to the occurrence of an Event of
          Default, be retained by the Mortgagee and shall be paid over by the
          Mortgagee to the Owner at such times, in such amounts and for such purposes and/or shall be applied by the Mortgagee, in or towards satisfaction of any sums from time to time accruing due and payable by the Owner under the Loan Agreement, the Master Swap Agreement, this
          Deed, the Mortgage, the other Security Documents or any of them or by virtue of payment demanded thereunder, in each case as the Mortgagee, may in its absolute discretion determine; and

8.4.2     if received by the Mortgagee or any Receiver, or in the hands of the
          Mortgagee or any Receiver, after the occurrence of an Event of
          Default, be applied by the Mortgagee or such Receiver, in the manner specified in clause 8.1 and/or clause 8.4.1, as the Mortgagee or any
          Receiver, may in its absolute discretion determine.

                                       18

9         REMEDIES CUMULATIVE AND OTHER PROVISIONS

9.1       NO IMPLIED WAIVERS; REMEDIES CUMULATIVE

          No failure or delay on the part of the Mortgagee to exercise any right, power or remedy vested in it under the Loan Agreement, the
          Master Swap Agreement, this Deed, the Mortgage, or any of the other
          Security Documents shall operate as a waiver thereof, nor shall any single or partial exercise by the Mortgagee of any right, power or remedy nor the discontinuance, abandonment or adverse determination of any proceedings taken by the Mortgagee to enforce any right, power or remedy preclude any other or further exercise thereof or proceedings to enforce the same or the exercise of any other right, power or remedy nor shall the giving by the Mortgagee of any consent to any act which by the terms of this Deed requires such consent prejudice the right of the Mortgagee to withhold or give consent to the doing of any other similar act. The remedies provided in the Loan Agreement, the
          Master Swap Agreement, this Deed, the Mortgage and the other Security
          Documents are cumulative and are not exclusive of any remedies provided by law.

9.2       DELEGATION

          The Mortgagee shall be entitled, at any time and as often as may be expedient, to delegate all or any of the powers and discretions vested in it by the Mortgage and this Deed (including the power vested in it by virtue of clause 11) or any of the other Security Documents in such manner, upon such terms, and to such persons as the Mortgagee in its absolute discretion may think fit.

9.3       INCIDENTAL POWERS

          The Mortgagee shall be entitled to do all acts and things incidental or conducive to the exercise of any of the rights, powers or remedies possessed by it as mortgagee of the Ship (whether at law, under the
          Mortgage and/or this Deed or otherwise) and in particular (but without prejudice to the generality of the foregoing), upon becoming entitled to exercise any of its powers under clause 7.1, the Mortgagee shall be entitled to discharge any cargo on board the Ship (whether the same shall belong to the Owner or any other person) and to enter into such other arrangements in respect of the Ship, her insurances, management, maintenance, repair, classification and employment in all respects as if the Mortgagee was the owner of the Ship, but without being responsible for any loss incurred as a result of the Mortgagee doing or omitting to do any such acts or things as aforesaid.

10        COSTS AND INDEMNITY

10.1      COSTS

          The Owner shall pay to the Mortgagee on demand on a full indemnity basis all expenses or liabilities of whatsoever nature (including legal fees, fees of insurance advisers, printing, out-of-pocket expenses, stamp duties, registration fees and other duties or charges)
          together with any value added tax or similar tax payable in respect thereof, incurred by the Mortgagee in connection with the enforcement of, or preservation of any rights under, the Mortgage, this Deed or otherwise in respect of the Outstanding Indebtedness and the security therefor or in connection with the preparation, completion, execution or registration of the Loan Agreement, the Master Swap Agreement, the
          Mortgage or this Deed or any of the other Security Documents.

10.2      MORTGAGEE'S AND RECEIVER'S INDEMNITY

          The Owner hereby agrees and undertakes to indemnify the Mortgagee and any Receiver against all losses, actions, claims, expenses, demands, obligations and liabilities whatever and whenever arising which may now or hereafter be incurred by the Mortgagee or any such Receiver, or by any manager, agent, officer or employee for whose liability, act or omission it or he may be answerable, in respect of, in relation to, or in connection with anything done or omitted in the exercise or purported exercise of the powers contained in the Mortgage, this Deed, or otherwise in connection therewith and herewith or with any part of the Mortgaged

                                       19

          Property or otherwise howsoever in relation to, or in connection with, any of the matters dealt with in the Mortgage or this Deed.

11        ATTORNEY

11.1      POWER

          By way of security, the Owner hereby irrevocably appoints the
          Mortgagee and any Receiver, jointly and also severally, to be its attorney generally for and in the name and on behalf of the Owner, and as the act and deed or otherwise of the Owner to execute, seal and deliver and otherwise perfect and do all such deeds, assurances, agreements, instruments, acts and things which may be required for the full exercise of all or any of the rights, powers or remedies conferred by the Mortgage, this Deed, the Loan Agreement, the Master
          Swap Agreement or any of the other Security Documents, or which may be deemed proper in or in connection with all or any of the purposes aforesaid (including, without prejudice to the generality of the foregoing, the execution and delivery of a bill of sale of the Ship).
          The power hereby conferred shall be a general power of attorney under the Powers of Attorney Act 1971, and the Owner ratifies and confirms, and agrees to ratify and confirm, any deed, assurance, agreement, instrument, act or thing which the Mortgagee or the Receiver may execute or do pursuant thereto. Provided always that such power shall not be exercisable by or on behalf of the Mortgagee until the happening of an Event of Default.

11.2      EXERCISE OF POWER

          The exercise of such power by or on behalf of the Mortgagee or any
          Receiver shall not put any person dealing with the Mortgagee or the
          Receiver upon any enquiry as to whether any Event of Default has happened, nor shall such person be in any way affected by notice that no such Event of Default has happened, and the exercise by the
          Mortgagee or the Receiver of such power shall be conclusive evidence of the Mortgagee's or such Receiver's right to exercise the same.

11.3      FILINGS

          The Owner hereby irrevocably appoints the Mortgagee and any Receiver jointly and also severally to be its attorney in its name and on its behalf and as its act and deed or otherwise of it, to agree the form of and to execute and do all deeds, instruments, acts and things in order to file, record, register or enrol this Deed and the Mortgage in any court, public office or elsewhere which the Mortgagee may in its discretion consider necessary or advisable, now or in the future, to ensure the legality, validity, enforceability or admissibility in evidence thereof and any other assurance, document, act or thing required to be executed by the Owner pursuant to clause 12.

12        FURTHER ASSURANCE

          The Owner hereby further undertakes at its own expense from time to time to execute, sign, perfect, do and (if required) register every such further assurance, document, act or thing as in the opinion of the Mortgagee may be necessary or desirable for the purpose of more effectually mortgaging and charging the Mortgaged Property or perfecting the security constituted or Intended to be constituted by the Mortgage and this Deed or contemplated by the Loan Agreement and/or the Master Swap Agreement.

13        NOTICES

          Every notice, request, demand or other communication under this Deed shall:

13.1.1    be in writing delivered personally or by first-class prepaid letter
          (if available) or facsimile transmission or other means of telecommunication in permanent written form;

13.1.2    be deemed to have been received, in the case of a letter, when delivered personally or three (3) days after it has been put in to the post and, in the case of a facsimile transmission or

                                       20

          other means of telecommunication in permanent written form, at the time of despatch (provided that if the date of despatch is not a business day in the country of the addressee or if the time of despatch is after the close of business in the country of the addressee it shall be deemed to have been received at the opening of business on the next such business day); and

13.1.3    be sent:

          (a)  to the Owner at:

               c/o Capital Ship Management Corp.
               3 lassonos Street
               185 37 Piraeus
               Greece

               Fax no: +30 210 428 5679
               Attention: Mr Syntychakis

          (b)  to the Mortgagee at:

               National Bank of Greece S.A.
               2 Bouboulinas Street & Akti Miaouli
               185 35 Piraeus
               Greece

               Fax No: +30 210 414 4120
               Attention: Corporate Manager

          or to such other address and/or numbers as is notified by one party to the other party under this Deed.

14        COUNTERPARTS

          This Deed may be entered into in the form of two counterparts, each executed by one of the parties, and, provided both the parties shall so execute this Deed, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument.

15        SEVERABILITY OF PROVISIONS

          Each of the provisions in this Deed are severable and distinct from the others, and if at any time one or more such provisions is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Deed shall not in any way be affected or impaired thereby.

16        LAW AND JURISDICTION

16.1      LAW

          This Deed is governed by, and shall be construed in accordance with,
          English law.

16.2      SUBMISSION TO JURISDICTION

          For the benefit of the Mortgagee, the parties hereto irrevocably agree that any legal action or proceedings in connection with the Mortgage and/or this Deed may be brought in the English courts or in the courts of any other country chosen by the Mortgagee, each of which shall have jurisdiction to settle any disputes arising out of or in connection with the Mortgage and/or this Deed. The Owner irrevocably and unconditionally submits to the jurisdiction of the English courts and the courts of any country chosen by the Mortgagee and irrevocably designates,

                                       21

          appoints and empowers Curzon Maritime Ltd at present of St. Clare
          House, 30/33 Minories Street, London EC3N 1DJ, England to receive, for it and on its behalf, service of process issued out of the English courts in any legal action or proceedings arising out of or in connection with the Mortgage and/or this Deed. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of the Mortgagee to take proceedings against the Owner in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.
          The parties further agree that only the courts of England and not those of any other State shall have jurisdiction to determine any claim which the Owner may have against the Mortgagee arising out of or in connection with the Mortgage and/or this Deed.

16.3      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

          No term of this Deed is enforceable under the Contracts (Rights of
          Third Parties Act) 1999 by a person who is not a party to this Deed.

IN WITNESS whereof this Deed has been duly executed as a deed the day and year first above written.

                                       22

                                   SCHEDULE 1

                          FORMS OF LOSS PAYABLE CLAUSES

1         HULL AND MACHINERY (MARINE AND WAR RISKS)

          By a Deed of Covenant dated ______ December 2004, JET MARITIME CORP.
          of Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro,
          Republic of the Marshall Islands MH96960 (the "OWNER") has assigned to
          NATIONAL BANK OF GREECE S.A. of 2 Bouboulinas & Akti Miaouli, 185 35
          Piraeus, Greece (the "MORTGAGEE"), all the Owner's rights, title and interest in and to all policies and contracts of insurance from time to time taken out or entered into by or for the benefit of the Owner in respect of m.v. Vancouver Spirit and accordingly:

          1.1  all claims hereunder in respect of an actual or constructive or compromised or arranged total loss, and all claims in respect of a major casualty (that is to say any casualty the claim in respect of which exceeds US$500,000 (or the equivalent in any other currency) inclusive of any deductible) shall be paid in full to the Mortgagee or to its order; and

          1.2  all other claims hereunder shall be paid in full to the Owner or to its order, unless and until the Mortgagee shall have notified the insurers hereunder to the contrary, whereupon all such claims shall be paid to the Mortgagee or to its order.

2         WAR RISKS

          It is noted that NATIONAL BANK OF GREECE S.A. of 2 Bouboulinas & Akti
          Miaouli, 185 35 Piraeus, Greece (the "MORTGAGEE") is interested as
          First Mortgagee in the subject matter of this insurance. Save as hereinafter provided, all claims (whether in respect of actual, constructive, arranged or compromised total loss or otherwise) which, but for this Loss Payable Clause would be payable to JET MARITIME
          CORP. of Trust Company Complex, Ajeltake Road, Ajeltake Island,
          Majuro, Republic of the Marshall Islands MH96960 (the "OWNER") shall be payable to the Mortgagee, provided always that unless and until notice in writing to the contrary has been received by the
          Association, claims (other than total loss claims) not exceeding
          US$500,000 (or the equivalent in any other currency) in respect of any one claim shall be paid direct to the Owner or to its order.

3         PROTECTION AND INDEMNITY RISKS

          Payment of any recovery which JET MARITIME CORP. of Trust Company
          Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the
          Marshall Islands MH96960 (the "OWNER") is entitled to make out of the funds of the Association in respect of any liability, costs or expenses incurred by the Owner, shall be made to the Owner or to its order, unless and until the Association receives notice to the contrary from NATIONAL BANK OF GREECE S.A. of 2 Bouboulinas & Akti
          Miaouli, 185 35 Piraeus, Greece (the "MORTGAGEE") in which event all recoveries shall thereafter be paid to the Mortgagee or its order;
          provided always that no liability whatsoever shall attach to the
          Association, its Managers or their agents for failure to comply with the latter obligation until the expiry of two (2) clear business days from the receipt of such notice.

4         LOSS OF EARNINGS

          By a Deed of covenant dated ___ December 2004 JET MARITIME CORP. of
          Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro,
          Republic of the Marshall Islands MH96960 (the "OWNER") has assigned to
          NATIONAL BANK OF GREECE S.A. of 2 Bouboulinas & Akti Miaouli, 185 35
          Piraeus, Greece (the "MORTGAGEE") its rights, title and interest in and to all policies and contracts of insurance from time to time taken out or entered into by or for the benefit of the Owner in respect of
          m.v. Vancouver Spirit and accordingly all claims hereunder

                                       23

          shall be paid in full to [HERE INSERT DETAILS OF THE OPERATING
          ACCOUNT] unless and until the Mortgagee shall have notified the insurers hereunder to the contrary, whereupon in either case all such claims shall be paid to the Mortgagee or its order.

                                       24

                                   SCHEDULE 2

                   FORM OF NOTICE OF ASSIGNMENT OF INSURANCES

              (For attachment by way of endorsement to the Policy)

JET MARITIME CORP., a company incorporated under the laws of the Republic of the
Marshall Islands, whose registered office is at Trust Company Complex, Ajeltake
Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960, the
Owner of the m.v. Vancouver Spirit HEREBY GIVES NOTICE that by a Deed of
Covenant dated ______ December 2004 and entered into by us with NATIONAL BANK OF
GREECE S.A., there has been assigned by us to NATIONAL BANK OF GREECE S.A. as first mortgagees of the said vessel all insurances in respect thereof, including the insurances constituted by the Policy whereon this notice is endorsed.

------------------------------
Signed
For and on behalf of
JET MARITIME CORP.

Dated [_]200[_]

                                       25

EXECUTED as a DEED               )
by                               )
for and on behalf of             )
JET MARITIME CORP.               )                ------------------------------
in the presence of:              )                Attorney-in-fact

------------------------------
Witness
Name:
Address:
Occupation:

EXECUTED as a DEED               )                ------------------------------
by                               )                Authorised Signatory
and by                           )
for and on behalf of             )
NATIONAL BANK OF GREECE S.A.     )                ------------------------------
in the presence of:              )                Authorised Signatory

------------------------------
Witness
Name:
Address:
Occupation:

                                       26

                                   SCHEDULE 5

                          FORM OF MASTER SWAP AGREEMENT

                                       43

(MULTICURRENCY-CROSS BORDER)

                                     ISDA(R)
               International Swaps & Derivatives Association, Inc.

                                MASTER AGREEMENT

                          dated as of 30 November 2004

               NATIONAL BANK OF GREECE S.A. and JET MARITIME CORP.

have entered and/or anticipate entering into one or more transactions (each a
"Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those
Transactions.

Accordingly, the parties agree as follows:-

1.        INTERPRETATION

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any
Confirmation and this Master Agreement (including the Schedule), such
Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.        OBLIGATIONS

(a)       General Conditions.

          (i) Each party will make each payment or delivery specified in each
          Confirmation to be made by it, subject to the other provisions of this
          Agreement.

          (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this
          Agreement.

          (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential
          Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b)       Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five
          Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)       Netting. If on any date amounts would otherwise be payable:-

          (i)  in the same currency; and

          (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)       Deduction or Withholding for Tax.

          (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:-

               (1) promptly notify the other party ("Y") of such requirement;

               (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

               (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y,
               evidencing such payment to such authorities; and

               (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this
               Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of
               Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:-

                    (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                    (B) the failure of a representation made by Y pursuant to
                    Section 3(f) to be accurate and true unless such failure
                    would not have occurred but for (I) any action taken by a
                    taxing authority, or brought in a court of competent
                    jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a
                    Change in Tax Law.

                                        2

          (ii) Liability. If:-

               (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section
               2(d)(i)(4);

               (2) X does not so deduct or withhold; and

               (3) a liability resulting from such Tax is assessed directly against X, then,

          except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii)
          or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest
(before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.        REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:-

(a)       Basic Representations.

          (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

          (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this
          Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

          (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

          (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any
          Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

          (v) Obligations Binding. Its obligations under this Agreement and any
          Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

                                       3

(b) Absence of Certain Events. No Event of Default or Potential Event of Default
or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit
Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such
Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.        AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:-

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:-

          (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

          (ii) any other documents specified in the Schedule or any
          Confirmation; and

          (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit
Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this
Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this
Agreement by a jurisdiction in which it is incorporated,

                                       4

organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax
Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.        EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an
"Event of Default") with respect to such party:-

          (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or
          2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

          (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other man an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or
          2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this
          Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

          (iii) Credit Support Default.

               (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit
               Support Document if such failure is continuing after any
               applicable grace period has elapsed;

               (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each
               Transaction to which such Credit Support Document relates without the written consent of the other party, or

               (3) the party or such Credit Support Provider disaffirms,
               disclaims, repudiates or rejects, in whole or in part, or
               challenges the validity of, such Credit Support Document;

          (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

          (v) Default under Specified Transaction. The party, any Credit Support
          Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified
          Transaction (or such default continues for at least three Local
          Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

          (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however

                                       5

          described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the
          Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit
          Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold
          Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

          (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:-

               (1) is dissolved (other than pursuant to a consolidation,
               amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability
               generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or
               presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its
               winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter, (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

          (viii) Merger Without Assumption. The party or any Credit Support
          Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:-

               (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this
               Agreement; or

               (2) the benefits of any Credit Support Document fail to extend
               (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii)
below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

                                       6

Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below:-

          (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section
          4(b)) for such party (which will be the Affected Party):-

               (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

               (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party
               (or such Credit Support Provider) has under any Credit Support
               Document relating to such Transaction;

          (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)
          a Change in Tax Law, the party (which will be the Affected Party)
          will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under
          Section 2(d)(i)(4) (except in respect of interest under Section 2(e),
          6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under
          Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or
          (B));

          (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
          Section 2(d)(i)(4) (except in respect of interest under Section 2(e),
          6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or
          (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the
          Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

          (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is
          specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of
          X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section
          5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit
          Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party);
          or

          (v) Additional Termination Event. If any "Additional Termination
          Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional
          Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an
Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

                                       7

6.        EARLY TERMINATION

(a) Right to Terminate Following Event of Default. If at any time an Event of
Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of
Default, designate a day not earlier than the day such notice is effective as an
Early Termination Date in respect of all outstanding Transactions. If, however,
"Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an
Event of Default specified in Section 5(a)(vii)(l),(3),(5),(6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) Right to Terminate Following Termination Event.

          (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

          (ii) Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one
          Affected Party, or if a Tax Event Upon Merger occurs and the Burdened
          Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section
          6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i)
          all its rights and obligations under this Agreement in respect of the
          Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

          If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

          Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

          (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1)
          or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

          (iv) Right to Terminate. If:-

               (1) a transfer under Section 6(b)(ii) or an agreement under
               Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an
               Affected Party gives notice under Section 6(b)(i); or

               (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon
               Merger or an Additional Termination Event occurs, or a Tax Event
               Upon Merger occurs and the Burdened Party is not the Affected
               Party,

          either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a
          Tax Event or an Additional Termination Event if there is more than one
          Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event
          if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination
          Event is then

                                       8

          continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected
          Transactions.

(c)       Effect of Designation.

          (i) If notice designating an Early Termination Date is given under
          Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or
          Termination Event is then continuing.

          (ii) Upon the occurrence or effective designation of an Early
          Termination Date, no further payments or deliveries under Section
          2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early
          Termination Date shall be determined pursuant to Section 6(e).

(d)       Calculations.

          (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

          (ii) Payment Date. An amount calculated as being due in respect of any
          Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an
          Early Termination Date which is designated or occurs as a result of an
          Event of Default and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a
          Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply.
The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

          (i) Events of Default. If the Early Termination Date results from an
          Event of Default:-

               (1) First Method and Market Quotation. If the First Method and
               Market Quotation apply, the Defaulting Party will pay to the
               Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting
               Party) in respect of the Terminated Transactions and the
               Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency
               Equivalent of the Unpaid Amounts owing to the Defaulting Party.

               (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

               (3) Second Method and Market Quotation. If the Second Method and
               Market Quotation apply, an amount will be payable equal to (A)
               the sum of the Settlement Amount (determined by the

                                       9

               Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts
               owing to the Non-defaulting Party less (B) the Termination
               Currency Equivalent of the Unpaid Amounts owing to the Defaulting
               Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

               (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's
               Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting
               Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

          (ii) Termination Events. If the Early Termination Date results from a
          Termination Event:-

               (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section
               6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the
               Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

               (2) Two Affected Parties. If there are two Affected Parties:-

                    (A) if Market Quotation applies, each party will determine a
                    Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a)
                    one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the
                    Settlement Amount of the party with the lower Settlement
                    Amount ("Y") and (b) the Termination Currency Equivalent of
                    the Unpaid Amounts owing to X less (II) the Termination
                    Currency Equivalent of the Unpaid Amounts owing to Y; and

                    (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the
                    Transactions are being terminated, in respect of all
                    Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with
                    the lower Loss ("Y").

               If the amount payable is a positive number, Y will pay it to X;
               if it is a negative number, X will pay the absolute value of that amount to Y.

          (iii) Adjustment for Bankruptcy. In circumstances where an Early
          Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e)
          will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

          (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

                                       10

7.        TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:-

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with, or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.        CONTRACTUAL CURRENCY

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment
(the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the
Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual
Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual
Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this
Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this
Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual
Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the
Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party.
The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the
Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this
Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

                                       11

9.        MISCELLANEOUS

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties, with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this
Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and
6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) Counterparts and Confirmations.

          (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts
          (including by facsimile transmission), each of which will be deemed an original.

          (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts
          (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a
          Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.       OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such
Multibranch Party may make and receive payments or deliveries under any
Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.       EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and
Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document

                                       12

to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.       NOTICES

(a) Effectiveness. Any notice or other communication in respect of this
Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the
Schedule) and will be deemed effective as indicated:-

          (i) if in writing and delivered in person or by courier, on the date it is delivered;

          (ii) if sent by telex, on the date the recipient's answerback is received;

          (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form
          (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

          (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

          (v) if sent by electronic messaging system, on the date that electronic message is received, unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local
          Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local
          Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.       GOVERNING LAW AND JURISDICTION

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:-

          (i) submits to the jurisdiction of the English courts, if this
          Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

          (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such
          Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil
Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of
Proceedings in any one or more jurisdictions preclude the bringing of
Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any

                                       13

reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets
(irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.       DEFINITIONS

As used in this Agreement:-

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all
Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:-

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii))
on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default
Rate; and

(d) in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, firing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

                                       14

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section
6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such
Tax and the recipient of such payment or a person related to such recipient
(including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this
Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and
"lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated
Transactions, as the case may be, and a party, the Termination Currency
Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number)
in connection with this Agreement or that Terminated Transaction or group of
Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3)
or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its
Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference
Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have

                                       15

been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference
Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations.
For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this
Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination
Date, the sum of:-

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated
Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any
Unpaid Amounts) for each Terminated Transaction or group of Terminated
Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

                                       16

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise)
in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction
(including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified
Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a)
if resulting from a Termination Event, all Affected Transactions and (b) if
resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early
Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the
"Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early
Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional
Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination
Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section
2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early
Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section
2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market

                                       17

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent pemitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early
Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

NATIONAL BANK OF GREECE S.A.             JET MARITIME CORP.

By:                                      By:
    ----------------------------------       -----------------------------------

Name:                                    Name:
Title:                                   Title:
Date:                                    Date:

BY:
    ----------------------------------

Name:
Title:
Date:

                                       18

                                       1

                                      ISDA

INTERNATIONAL SWAP DEALERS ASSOCIATION INC.

                                    SCHEDULE

TO THE MASTER AGREEMENT

dated as of 30 November 2004
between NATIONAL BANK OF GREECE S.A. (PARTY A")
and JET MARITIME CORP. (PARTY B")

PART 1. TERMINATION PROVISIONS

     (a) "SPECIFIED ENTITY" means in relation to Party A for the purpose of:

Section 5(a)(v)     None
Section 5(a)(vi)    None
Section 5(a)(vii)   None
Section 5(b)(iv)    None

          and in relation to Party B for the purpose of:-

Section 5(a) (v) SHIP POWER MARINE S.A., FIGARO SHIPPING LTD, MAGIC STAR
SHIPPING CO. LTD, NUSE SHIPPING LTD, VAGUE SHIPPING LTD, ZOOM SHIPPING LTD,
OCEAN VILLAGE MARITIME S.A. and CAPITAL SHIP MANAGEMENT CORP.

Section 5(a) (vi) SHIP POWER MARINE S.A., FIGARO SHIPPING LTD, MAGIC STAR
SHIPPING CO. LTD, NUSE SHIPPING LTD, VAGUE SHIPPING LTD, ZOOM SHIPPING LTD,
OCEAN VILLAGE MARITIME S.A. and CAPITAL SHIP MANAGEMENT CORP.

Section 5(a)(vii) SHIP POWER MARINE S.A., FIGARO SHIPPING LTD, MAGIC STAR
SHIPPING CO. LTD, NUSE SHIPPING LTD, VAGUE SHIPPING LTD, ZOOM SHIPPING LTD,
OCEAN VILLAGE MARITIME S.A. and CAPITAL SHIP MANAGEMENT CORP.

Section 5(b)(iv) SHIP POWER MARINE S.A., FIGARO SHIPPING LTD, MAGIC STAR
SHIPPING CO. LTD, NUSE SHIPPING LTD, VAGUE SHIPPING LTD, ZOOM SHIPPING LTD,
OCEAN VILLAGE MARITIME S.A. and CAPITAL SHIP MANAGEMENT CORP.

                                       2

SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this
Agreement

     (b) The "CROSS DEFAULT" provisions of Section 5(a) (vi)
                    will not apply to Party A
                    will apply to Party B

"SPECIFIED INDEBTEDNESS" will have the meaning specified in Section 14 of this
Agreement

"THRESHOLD AMOUNT" means with respect to Party B
USD 500.000

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv)
                    will not apply to Party A
                    will apply to Party B

     (e)  The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a)
                    will not apply to Party A
                    will apply to Party B

     (f)  PAYMENTS ON EARLY TERMINATION". For the purpose of Section 6(e) of this Agreement: -

               (i)  Loss will apply

               (ii) the First Method will apply

     (g) "TERMINATION CURRENCY" means the currency selected by the party which is not the Defaulting Party or the Affected Party, or otherwise, United States
Dollars

(h) "ADDITIONAL TERMINATION EVENT"

                    will not apply

PART2. TAX REPRESENTATIONS

(a)  PAYER REPRESENTATIONS. For the purpose of Section 3 (e) of this Agreement,
     Party A will make the following representation and Party B will make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment
(other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement). In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this
Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i)
or 4 (a)(iii) of this Agreement and the accuracy and

[DATA TO COME]

                                       2

or 4 (a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause
(ii) and the other party does not deliver a form or document under Section
4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)  PAYEE REPRESENTATION. For the purpose of Section 3(f) of this Agreement,
     Party A and Party B each make the following representation with respect to each Transaction in which the relevant Offices are located in different jurisdictions:

It is fully eligible for the benefits of the "Business Profits" or
"Industrial and Commercial Profits" provision, as the case may be, the
"interest" provision or the "Other Income" provision (if any) of the
Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the Specified Jurisdiction.

If such representation applies, then.-

"Specified Treaty" means, with respect to a Transaction, the tax treaty applicable between the country in Which the Office of the payer under such
Transaction is located and the country in which the payee under the Transaction is domiciled; and

"Specified Jurisdiction" means with respect to a Transaction, the country in which the Office of the payer under such Transaction is located.

PART 3. AGREEMENT TO DELIVER DOCUMENTS.

For the purpose of Sections 4(a) (i) and (ii) of this Agreement, each party agrees to deliver the following documents as applicable; -

     (A) TAX FORMS, DOCUMENTS OR CERTIFICATES TO BE DELIVERED ARE; -

 PARTY REQUIRED TO       FORM/DOCUMENT/      DATE BY WHICH    Covered by Section
 DELIVER DOCUMENT         CERTIFICATE       TO BE DELIVERED   3d Repr.
-------------------   -------------------   ---------------
Party A and Party B   Evidence of           On or prior to
                      authority and         execution of      Yes
                      specimen signature    this Agreement
                      of each person
                      executing on its
                      behalf

Party B               A copy of the         On request, as
                      annual Report         soon as           Yes
                      containing audited    publicly
                      Financial             available
                      statements for the
                      most Recently ended
                      financial year

     (b) Other documents to be delivered are:

Party B               Credit Support        Upon execution    Yes
                      Documents             of this
                                            Agreement

                      Legal opinion for
                      the legality, good
                      standing and due
                      authorisation

                                        4

PART 4. MISCELLANEOUS

(a) Addresses for Notices. For the purpose of Section 12(a) of this Agreement:-

     Address for notices or communications to Party A; -

     i. Address: 2, Bouboulinas Street & Akti Miaouli, 185 35 Piraeus, Greece

     Attention: Ms. M. Moraitou / Mr. A. Papadopoulos

     Facsimile No. +30 210 4144155 Telephone No: +30 210 4144129

     ii. Address: 68, Academias Street (2nd floor), 106 78 Athens, Greece

     Attention: Ms. Vicky Zarafeta, Head of Section

     Facsimile No. +30 210 3328745 Telephone No: +30 210 3328741

     Telex No. 321444 Answerback: NBFXGR

     Address for notices or communications to Party B: c/o CAPITAL SHIP
     MANAGEMENT CORP.

     Address: 3 lassonos str., Piraeus 185 37, Greece

     Attention: Mr. Syntychakis

     Facsimile No. +30 210 4285679  Telephone No.: +30 210 4281936

(b) "PROCESS AGENT" For the purpose of Section 13(c) of this Agreement

Party A appoints as Process Agent   None

Party B appoints as Process Agent   Curzon Maritime Ltd

Address: St. Clare House, 30/33 Minories Street, London EC3N 1DJ, England.

(c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d) MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:_
Party A is not a Multibranch Party, Party B is not a Multibranch Party.

(e) CALCULATION AGENT - The Calculation Agent is Party A unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f) CREDIT SUPPORT DOCUMENT. Party B shall deliver a) A Preferred Mortgage on the M/V "VANCOUVER SPIRIT", b) A Priority General Assignment of Vessel's
Earnings / Insurances.

CAPITAL SHIP MANAGEMENT CORP. shall deliver a corporate guarantee.

(g) CREDIT SUPPORT PROVIDER. In relation to Party B: a) JET MARITIME CORP., b)
Corporate guarantor CAPITAL SHIP MANAGEMENT CORP., c) The holding company that may be established.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with Greek Law

(i) NETTING OF PAYMENTS Subparagraph (ii) of Section 2(c) of this Agreement will not apply.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement

                                     PART 5.
                                OTHER PROVISIONS.

(a) SCOPE OF THE AGREEMENT

Notwithstanding anything contained in this Master Agreement to the contrary, if the parties enter into any of the following transactions (whether before or after this Agreement is entered into): a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) and any combination of these transactions or any transaction for which ISDA has issued additional definitions agreed upon by both parties following the procedure mentioned in Part 5(b) of the present
Schedule, such transaction shall be subject to, governed by and construed in accordance with the terms of this Agreement even when not so specified in the confirmation relating thereto. Each such transaction shall be _ Transaction for the purposes of this Agreement.

(b) DEFINITIONS.

Unless otherwise specified in a Confirmation, this Agreement and each
Transaction between the parties are subject to the 2000 ISDA Definition as published by the International Swap Dealers Association, Inc. (the
"Definitions"), and will be governed in all relevant respects by the provisions set forth in the 2000 Definitions as they may be officially amended or supplemented from time to time by ISDA, provided, however, that other definitions from time to time published by ISDA shall wholly or partly apply for certain transactions, if and to the extent agreed by the parties, without regard to any amendment __ the Definitions subsequent to the date hereof. The provisions of the Definitions are incorporated by reference in and shall be deemed a part of this Agreement, except that references in the Definitions to a
"Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail.

(b) CONFIRMATIONS.

Each Confirmation shall be substantially in the form of one of the Exhibits to the Definitions or in such other form as the parties may agree.

(c) INDEPENDENT RELIANCE.

Except as provided in Section 3 of this Agreement, Party A and Party B each represents to the other that it is entering into this Agreement and will enter into each Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

(d) CHANGE OF ACCOUNT.

Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:-

"to another account in the same legal and tax jurisdiction as the original account"

                                       25

(d) ESCROW PAYMENTS.

If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow. In this case deposit of the payment due earlier on that date shall be made by 2.00 pm (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

(F) SET-OFF.

Without affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, all payments under this Agreement will be made without set-off or counterclaim: provided, however, that upon the designation of any Early _______ Date in addition to and _____________ of any other right or remedy (including any right in set-off, counterclaim, or otherwise withhold payment) under applicable law:

the Non-defaulting Party or the party that is not the Affected Party (in either case, "X") may, without prior notice to any person, set off any sum or obligation (whether or not arising under this Agreement, whether matured or immatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by the Defaulting Party or Affected Party (in either case, "Y") to X or to X any Affiliate of X, against any sum or obligation
(whether or not arising under this Agreement, whether matured or immatured and irrespective of the currency, place of payment or booking office of the sum or obligation) owed by X or any Affiliate of X to Y, and, for this purpose, may convert one currency into another. If any sum or obligation is unascertained, X may in good faith estimate that sum or obligation and set off in respect of that estimate, subject to X or Y, as the case may be, accounting to the other party when such sum or obligation is ascertained.

Nothing in this Agreement shall be effective or deemed to create any change under the English law-

(g) NEGATIVE INTEREST RATES. Party A and Party B agree that:

(i) if, with respect to a Calculation Period for a Transaction, a party ("X") is obligated to pay a Floating Amount that is a negative number (either by reason of a negative Floating Rate or the subtraction of a Spread from the Floating
Rate), the Floating Amount with respect to X for that Calculation Period will be deemed to be zero, and the other party ("Y") will pay to X the absolute value of the negative Floating Amount, in addition to any amounts otherwise owed by Y to
X, on the Payment Date such Floating Amount would have been payable if it had been a positive number. Any amounts paid by Y to X pursuant to this provision will be paid to such account as X may designate (unless Y gives timely notice of a reasonable objection to such designation) in the currency in which that
Floating Amount would have been paid if it had been a positive number (and without regard to the currency in which Y is otherwise obligated to make payments).

(ii) if, with respect to one or more Compounding Periods for a Transaction for which "Compounding" or "Flat Compounding" is specified to be applicable, the
Compounding Period Amount, the Basic Compounding Period Amount or the Additional
Compounding Period Amount is a negative number (either by reason of a  negative
Floating Rate or by the subtraction of a Spread from the Floating Rate), then the Floating Amount for the Calculation Period in which that Compounding Period or those Compounding Periods occur will be either the sum of all the
Compounding Period

                                       26

Amounts, or the sum of all Basic Compounding Period Amounts and all Additional
Compounding Period Amounts in that Calculation Period (whether positive or negative). If such sum is a negative number, subparagraph (i) of this provision shall apply in respect of such Floating Amount.

(h)       EVENTS OF DEFAULT

          In addition to Section 5 (a) of this Agreement the occurrence at any time with respect to a party, and Credit Support Provider of such party, or, if applicable, any Specified Entity of such party, of the following event shall constitute an Event of Default.

          There occurs a material adverse change in the assets or the financial conditions of the party, the Credit Support Provider or the Specified
          Entity which threatens or jeopardizes the ordinary fulfillment of the obligations of the party under this Agreement, or of the Credit
          Support Provider under any Credit Support Document or the Specified
          Entity under any other agreement.

                                       27

                                        8

     National Bank of Greece S.A.                  JET MARITIME CORP.
             ('Party A')                               ('Party B')

By:                                      By:
    ----------------------------------       -----------------------------------
Name:                                    Name:
Title:                                   Title:

By:                                      By:
    ----------------------------------       -----------------------------------
Name:                                    Name:
Title:                                   Title:

SIGNED by SPYRIDON FOKAS             )   /s/ SPYRIDON FOKAS
for and on behalf of                 )   ---------------------------------------
JET MARITIME CORP.                   )   Attorney-in-Fact

SIGNED by N. ZAROUOSTAS              )   /s/ N. ZAROUOSTAS
and by C. SIMOS                      )   ---------------------------------------
for and on behalf of                 )   Authorised Signatory
NATIONAL BANK OF GREECE S.A.         )
                                     )
                                         /s/ C. SIMOS
                                         ---------------------------------------
                                         Authorised Signatory

                                       44